SECURITY FUNDS

ANNUAL REPORT

December 31, 1998

o SECURITY INCOME FUND

  --Corporate Bond
    Series

  --U.S. Government
    Series

  --Limited Maturity
    Bond Series

  --High Yield Series

o SECURITY MUNICIPAL BOND FUND

o SECURITY CASH FUND

[LOGO]SECURITY DISTRIBUTORS, INC.
      A Member of The Security Benefit
      Group of Companies

PRESIDENT'S LETTER
SECURITY FUNDS
February 15, 1999


[PICTURE OF JOHN CLELAND]
John Cleland

TO OUR SHAREHOLDERS:

The fixed income markets in 1998 continued to benefit from declining inflationary pressures in the United States. The thirty-year Treasury bond began the year yielding 5.92% and closed December 31, 1998 at 5.09%, having dipped as low as 4.72% in October. In addition to favorable inflation reports, bonds were also positively impacted by the "flight to quality" precipitated by the Asian financial crisis and the economic meltdown in Russia, and reinforced by the difficulties encountered by the U.S. hedge fund firm Long Term Capital Management.

THE EURO AS A RESERVE CURRENCY

While we do not anticipate any significant increase in inflation in 1999, we believe we are not likely to see the declines of last year again simply because at today's current levels there is little room for additional improvement. We also expect to see competition emerge for the U.S. dollar as the currency of choice for world reserves as the new European currency, the euro, replaces individual currencies of the eleven European Monetary Union countries. This may precipitate liquidations of some U.S. Treasury holdings on the parts of foreign central banks taking positions in new euro-denominated bonds, bringing some pressure on the U.S. Treasury market early in the year.

YIELD SPREADS MAY NARROW

We also believe that yield spreads between Treasury issues and corporate bonds of corresponding maturities may narrow in 1999 as the crisis atmosphere surrounding the global economic scene recedes from investors' minds. This spread narrowing may well lead to opportunities for investors in both the high grade and the noninvestment grade sectors of the corporate bond market.
Tax exempt yields are particularly favorable at this time for those investors who desire income exempt from federal income taxes. Our newest fixed-income subadvisor group, Salomon Brothers Asset Management, has done an exemplary job managing our municipal bond portfolio since joining our fund family in May.

VOLATILITY REMAINS IN THE INVESTMENT PICTURE

In our view volatility will continue to be an ever-present component of the fixed income markets as rapidly changing global economic, political, and monetary factors affect the investor psychology in varying degrees. We remind our investor audience that a long-term investment horizon helps even out the effects of security price swings generated by changing conditions that plague day-to-day markets.

As always, we appreciate your continuing investments in the Security Funds. We invite your comments and questions at any time.

Sincerely,

/s/ JOHN CLELAND
John Cleland, President
The Security Funds

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager


SECURITY INCOME
FUND

CORPORATE BOND SERIES

The Corporate Bond Series of Security Income Fund enjoyed positive returns in 1998, increasing to 7.56% over the twelve months and besting its Lipper peer group average return of 7.47%.1 The return lagged the benchmark Lehman Brothers Corporate Bond Index, which rose 8.57% over the same time period.

THE HIGH YIELD COMPONENT HURT

Overall performance was negatively impacted by weak returns in the high yield bond markets. Investors, fearful of eroding global economic conditions, poured money into the U.S. Treasury bond markets where they perceived a greater degree of safety. Lesser-quality issues in general did not benefit from these strong cash inflows. The weakness in emerging market countries after the economic meltdown in Russia cast a pall on high yield bonds as well. We maintained a weighting of about 15% of portfolio assets in high yield issues throughout the year.

Within this sector we saw lower-than-average results in the gaming industry, including our bonds issued by MGM Grand, Inc. This sector is being weakened by perceived overcapacity as many new casinos are being built. Our investment-grade casino operator Mirage Resorts, Inc. suffered as well.

BETTER-QUALITY BONDS WERE STRONGER PERFORMERS

Treasury and Federal agency securities in the portfolio benefited from the flight to quality that hurt high yield bonds. Federal agencies FNMA and Freddie Mac brought several multibillion dollar issues to market in 1998. These issues have come to trade as well as Treasury bonds because their large size gives them a high degree of liquidity. Our holdings of FNMA and Freddie Mac bonds appreciated in price when investors recognized this liquidity feature and quickly pushed yields down closer to those on comparable-maturity Treasuries.

Many of our investment grade corporate bonds performed well. Telecommunication companies such as MCI WorldCom, Inc. and Cable & Wireless PLC gained along with their counterparts in the stock markets. Defensive industries like supermarkets, food processors, and beverage manufacturers generally outperform during periods of market volatility. We hold bonds of this type, including companies such as Safeway Inc., Archer-Daniels-Midland Company, and Anheuser-Busch Companies, Inc., and benefited from owning them in the third quarter when the equity markets weakened.

Industries with ties to the building industry fared well in the low interest rate climate that prevailed in 1998. Cement producer Lafarge Corporation was among those companies whose bonds rose in value along with their stock, as did the securities of building supplies retailer Lowe's Companies, Inc.

LOOKING AHEAD TO 1999

Although we expect interest rates to decline a bit further in the early months of 1999, we believe volatility will continue to be higher than average in the fixed income markets. We plan to keep the duration of the portfolio close to that of the benchmark index. We will continue to hold the current mortgage-backed securities holdings in the portfolio as we enter the new year, but don't anticipate increasing this sector any time soon. New corporate bond issues which come to market in multi-billion sizes are important to add to the portfolio, because they quickly become a primary component of the benchmark indexes.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


                             CORPORATE BOND SERIES
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                              Corporate         Lehman Brothers
                 Date        Bond Series     Corporate Bond Index
              ----------     -----------     --------------------
              12/31/1988        10,000             10,000
              12/31/1989        10,479             11,409
              12/31/1990        11,166             12,214
              12/31/1991        12,967             14,476
              12/31/1992        14,128             15,734
              12/31/1993        16,065             17,648
              12/31/1994        14,737             16,956
              12/31/1995        17,423             20,726
              12/31/1996        17,332             21,406
              12/31/1997        19,004             23,596
              12/31/1998        20,442             25,622


                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Corporate Bond Series on December 31, 1988, and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $20,442. By comparison, the same $10,000 investment would have grown to $25,622 based on the performance of the Lehman Brothers Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

Investments cannot be made directly in an index. The Lehman Brothers Corporate Bond Index includes all corporate debt securities rated A or higher.

                             CORPORATE BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

               CLASS A SHARES                CLASS B SHARES
               1 Year     2.48%              1 Year          1.87%
               5 Years    3.81%              5 Years         3.76%
               10 Years   7.41%              Since Inception 3.06%
                                            (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager


U.S. GOVERNMENT SERIES

The U.S. Government Series of Security Income Fund had a successful year in 1998, returning 9.09% compared with its Lipper peer group average of 8.07% for the year.1 The return, however, was slightly below that of the benchmark Lehman Brothers U.S. Government Index, which rose 9.85% in the same time period.

"SPREAD PRODUCT" ADDED TO TOTAL RETURN

So-called "spread product," bonds in sectors other than the U.S. Treasury market which trade on the basis of their yield differential ("spread") over the yield of Treasuries, includes corporate bonds, federal agency securities, mortgage-backed and asset-backed issues. The extra yield provided by our agency holdings such as our longer-maturity Fannie Mae and Freddie Mac bonds as well as by our mortgage-backed GNMA issues helped boost total return in 1998.

We carefully select GNMA mortgage pools for inclusion in the portfolio which are older, seasoned issues because they have existed through several interest rate cycles and have already experienced many of the mortgage payoffs and refinancings that will occur. The remaining mortgages in the pool are generally stable, providing more reliable performance and more favorable returns than newer unseasoned mortgage pools.

TREASURIES REAP "FLIGHT TO QUALITY" BENEFITS

The U.S. Treasury market saw prices rise throughout the year as investors fled from southeast Asian and emerging markets countries into the relative safety of the U.S. stock and bond markets. Our thirty-year Treasury bonds performed very well; however, their positive effect was offset by the weaker results of our Treasury issues maturing in two to four years.

At the close of the year the portfolio consisted of approximately 50% Federal agency bonds, about 25% U.S. Treasury securities, and the remaining 25% in mortgage-backed securities. The overall coupon average for the holdings was 6.93%, higher than the 6.69% average in the benchmark index.

OUR EXPECTATIONS FOR 1999

We believe spread product will continue to outperform in the coming year. Bond yields have the possibility of declining further in the early months of the year as inflation remains very well under control. We do not expect the Federal Reserve to raise interest rates for some time, as a strong U.S. economy will be essential to achieve a global economic recovery. We plan to maintain our current sector balance into the first part of 1999, holding our average duration, currently 5.7 years, close to that of the benchmark index.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999

                             U.S. GOVERNMENT SERIES
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                 U.S.        Lehman Brothers
                              Government       Government
                 Date           Series         Bond Index
              ----------     -----------     ---------------
              12/31/1988        10,000            10,000
              12/31/1989        10,650            11,423
              12/31/1990        11,693            12,420
              12/31/1991        13,306            14,324
              12/31/1992        13,963            15,359
              12/31/1993        15,602            16,995
              12/31/1994        14,581            16,422
              12/31/1995        17,768            19,433
              12/31/1996        17,992            19,972
              12/31/1997        19,648            21,885
              12/31/1998        21,435            24,040

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of U.S. Government Series on December 31, 1988, and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $21,435. By comparison, the same $10,000 investment would have grown to $24,040 based on the performance of the Lehman Brothers Government Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Government Bond Index is made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. Investments cannot be made directly in an index.

                             U.S. GOVERNMENT SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

                CLASS A SHARES              CLASS B SHARES
                1 Year    3.91%             1 Year          3.00%
                5 Years   5.52%             5 Year          5.14%
                10 Years  7.92%             Since Inception 4.53%
                                            (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999

[PICTURE OF STEVEN M. BOWSER]
Steven M. Bowser,
Portfolio Manager


LIMITED MATURITY
BOND SERIES

The Limited Maturity Bond Series of Security Income Fund completed the year with an attractive 7.52% total return, besting its Lipper peer group average of 7.25%.1 Although longer maturities were the stars in 1998, benefiting from declining interest rates and a surge of "flight to quality" money, intermediate-maturity bonds held their own quite well.

TREASURY AND INVESTMENT GRADE CORPORATE PERFORMANCE

The U.S. Treasury bonds and Federal agency securities were the strongest performers in the portfolio in the year just completed as investors fled unstable market conditions in many foreign countries and poured money into the U.S. Treasury markets. At year end about 10% of portfolio assets were invested in these combined sectors.

Within the corporate bond arena telecommunication issues did very well, following the trend of their stock counterparts. During periods of market volatility defensive industries such as food processors, supermarkets, and beverage manufacturers usually outperform also. We experienced good results in these industries with bonds issued by such companies as Safeway Inc., Cargill, Incorporated, Archer-Daniels-Midland Company, and Anheuser-Busch Companies, Inc.

SOME WEAKER SECTORS

Our high yield bond holdings underperformed their investment grade counterparts as investors showed preference for better quality during the year. We averaged an approximate 20% weighting in high yield issues, including gaming industry holding MGM Grand, Inc.. This industry is suffering from investors' perceptions of overcapacity as many new casinos are being built. Our position in investment-grade casino operator Mirage Resorts, Inc. was hurt also.

Our mortgage-backed securities, about 20% of portfolio assets, didn't perform as well as Treasuries, either. In periods of declining interest rates these holdings can experience rapid prepayments as mortgageholders elect to refinance or prepay their mortgage balances.

A third component which was less attractive in 1998 was Yankee bonds, securities issued by foreign corporations but denominated in dollars for the U.S. investment market. The cloud of economic weakness in Asia, followed by turmoil in Russia and other emerging markets countries, frightened many investors away from non-U.S. corporate issues. We held only about 8% of the portfolio in Yankee bonds during the year.

THE 1999 OUTLOOK

We believe interest rates could fall further in the early months of 1999. Although the mid-range maturities of the various bond market sectors tend to underperform in periods of falling interest rates, they conversely are likely to outperform longer-maturity bonds when rates begin rising. For investors seeking less volatility than is usual in long maturities, the Limited Maturity Series can be an appropriate investment vehicle.


Steven M. Bowser
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


                          LIMITED MATURITY BOND SERIES
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                               Limited       Lehman Brothers
                              Maturity      Intermediate Term
                 Date        Bond Series   Corporate Bond Index
              ----------     -----------   --------------------
              01/17/1995        10,000            10,000
              07/31/1995        10,280            11,180
              01/31/1996        10,868            12,012
              07/31/1996        10,741            11,822
              01/31/1997        10,978            12,426
              07/31/1997        11,583            13,092
              01/31/1998        12,101            13,591
              07/31/1998        12,399            13,947
              12/31/1998        12,837            14,525

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Limited Maturity Bond Series on January 17, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $12,837. By comparison, the same $10,000 investment would have grown to $14,525 based on the performance of the Lehman Brothers Intermediate Term Corporate Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Intermediate Term Corporate Bond Index includes all corporate debt securities rated A or higher. Investments cannot be made directly in an index.

                          LIMITED MATURITY BOND SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

             CLASS A SHARES                   CLASS B SHARES
             1 Year           2.45%           1 Year            1.37%
             Since Inception  6.60%           Since Inception   6.20%
             (1-17-95)                        (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


[PICTURE OF DAVID ESHNAUR]
David Eshnaur,
Portfolio Manager

HIGH YIELD SERIES

Although the high yield bond markets in general experienced difficulties in 1998, the High Yield Series of Security Income Fund was a strong performer within its Lipper peer group, returning +4.98% compared with the peer group average of -0.44% for the year.1 The benchmark Lehman Brothers Corporate High Yield Index turned in a +1.60% total return for the same period.

STRATEGIES THAT HELPED PERFORMANCE

Our continuing focus on the upper tiers of the high yield bond universe, those issues rated in the BB and B categories by Standard & Poor's rating agency, served us well. The BB component of the Lehman Brothers High Yield Index rose 5.13% for the year, a much better performance than the overall benchmark index. Additionally, our limited exposure to the emerging markets countries was beneficial in a year in which the collapse of Russia's economy painted a black cloud over other emerging markets.

CERTAIN SECTORS WERE STRONG POSITIVES

In a year in which mortgage interest rates continued to decline, the homebuilding industry prospered. Our bonds issued by Toll Brothers, Inc., a builder of luxury homes in six regions of the United States, performed exceptionally well. Among the other "stars" within the sector were single-family and multifamily homebuilders NVR, Inc. and Hovnanian Enterprises, Inc., and residential homebuilders MDC Holdings, Inc. and D.R. Horton, Inc.

Our media noncable company sector was overweighted in the portfolio, boosting total return because of the industry's favorable performance. We moved our primary emphasis within the sector midyear from television to radio broadcasting companies, believing that television revenues could be reduced because of the lack of campaign advertising in the coming nonelection year. We also hold newspaper companies such as printer and distributer Hollinger, Inc. and Big Flower Press, a company which provides advertising inserts, specialized direct mail products, and other advertising-related items.

Other positives included the steel industry, where we focused on companies including minimill operator Ameristeel Corporation and AK Steel Corporation which produces high quality steel for use in the automotive and appliance industries. The steel companies which focus on higher-market and niche items outperformed those firms which produce more commodity-oriented products.

STILL A FEW NEGATIVES

The worst performing industry in the high yield bond arena in 1998 was energy. Although we held a few issues in this sector, we benefited by holding a smaller weighting than the benchmark index. Uncertainties regarding new Medicare regulations held down performance in the health care industry, particularly damaging long-term care and acute care companies we owned such as Tenet Healthcare Corporation, Multicare Companies Inc., and Genesis Health Ventures, Inc.

One holding in particular was a strong negative in the portfolio. Golden Books Family Entertainment, Inc., the publisher of the well-known children's books, defaulted on their coupon interest payment in October. The company is now going through a restructuring process; although it will take some time to complete, we feel that there is still value in the bonds and are willing to be patient while the firm recovers.

OUR HIGH YIELD MARKET OUTLOOK

We believe interest rates have further room to fall in the early months of 1999. This will continue to strengthen the bond markets in general, and the positive effect that lower interest rates have on corporate earnings will be an additional benefit to the high yield sector of the bond markets. We plan to maintain our focus on the higher-quality credits within the high yield sector as we have done the past year.


David Eshnaur
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


                               HIGH YIELD SERIES
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                             High Yield    Lehman Brothers
                 Date          Series      High Yield Index
              ----------     -----------   ----------------
              08/15/1996        10,000         10,000
              03/01/1997        10,288         10,833
              06/01/1997        10,424         11,336
              09/01/1997        10,825         11,852
              03/01/1998        11,540         12,488
              06/01/1998        11,716         12,626
              09/01/1998        11,491         12,317
              12/31/1998        11,828         12,579

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of High Yield Series on August 15, 1996 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $11,828. By comparison, the same $10,000 investment would have grown to $12,579 based on the performance of the Lehman Brothers High Yield Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers High Yield Bond Index covers the universe of fixed rate, noninvestment grade debt. Investments cannot be made directly in an index.

                               HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

                CLASS A SHARES                CLASS B SHARES
                1 Year          0.01%         1 Year          -0.79%
                Since Inception 7.28%         Since Inception  7.06%
                (8-05-96)                     (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


[PICTURE OF ROBERT AMODEO],
Picture Of Robert Amodeo,
Portfolio Manager

SECURITY MUNICIPAL
BOND FUND

We are very pleased to provide this annual update to the shareholders of Security Municipal Bond Fund for the year ended December 31, 1998. The Fund rewarded its shareholders with a total return of 6.05% for the year, easily outpacing its Lipper peer group average of 5.32%.1

THE ECONOMY IN 1998

During 1998 the U.S. economy benefited from a strong housing market, low unemployment, relatively high consumer confidence and benign inflation. The domestic economy was prosperous throughout the year despite downward pressures from abroad. Toward the second half of the year negative shocks waved through financial markets. Unwinding of leveraged positions amid deteriorating liquidity caused a significant amount of dislocation across financial markets. Panicked investors sent credit spreads (risk premiums) to levels normally seen only during recessions.

During this period municipal bonds fared relatively well. The liquidity for municipal securities did not wane nor did credit spreads widen. The Federal Reserve boldly intervened, cutting its short term lending rate by a total of 75 basis points during the year. The reduction of short term interest rates by the Federal Reserve added both liquidity and stability to financial markets.

POSITIVE ECONOMIC EFFECTS ON THE MUNICIPAL MARKET

Many geographic regions benefited from a stronger domestic economy as evidenced by the higher number of municipal credit rating upgrades versus downgrades. Municipal bonds posted positive returns during the year despite the issuance of a near-record amount of debt. State and local governments issued approximately $284 billion of debt during 1998, just shy of 1993's record pace of $292 billion. Strong demand from property and casualty insurance companies, corporations and mutual funds helped absorb the supply. Additionally, generous yields on municipals when compared with their taxable counterparts in the fixed income markets sparked demand from non-traditional buyers of municipal bonds.

THE PORTFOLIO AT YEAR'S END

At December 31, 1998 the Fund consisted of twenty-one issues scattered across thirteen different states. It had an average maturity of 13.7 years and a duration of slightly more than eight years. The portfolio's'credit quality remains high, with an average rating of AA as rated by Standard & Poor's rating agency. The industry sector weightings are well diversified, with the greatest emphasis in education, water and sewer, and general obligation bonds.


Robert Amodeo
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999



                              MUNICIPAL BOND FUND
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                              Municipal      Lehman Brothers
                 Date         Bond Fund    Municipal Bond Index
              ----------     -----------   --------------------
              12/31/1988        10,000           10,000
              12/31/1989         9,947           11,079
              12/31/1990        10,563           11,886
              12/31/1991        11,803           13,330
              12/31/1992        12,663           14,505
              12/31/1993        14,224           16,286
              12/31/1994        13,046           15,444
              12/31/1995        15,066           18,140
              12/31/1996        15,444           18,946
              12/31/1997        16,720           20,691
              12/31/1998        17,732           21,900

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Municipal Bond Fund on December 31, 1988, and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $17,732. By comparison, the same $10,000 investment would have grown to $21,900 based on the performance of the Lehman Brothers Municipal Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes are calculated semi-monthly using approximately 15,000 municipal bonds. Investments cannot be made directly in an index.

                              MUNICIPAL BOND FUND
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

               CLASS A SHARES                CLASS B SHARES
               1 Year      1.04%             1 Year          -0.16%
               5 Years     3.57%             5 Years          3.02%
               10 Years    5.90%             Since Inception  2.68%
                                            (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGER'S COMMENTARY
SECURITY FUNDS
February 15, 1999


SECURITY CASH FUND

Money market portfolios such as Security Cash Fund saw their returns decline in 1998 as the Federal Reserve's policy-setting Open Market Committee cut its short-term interest rate target three times in the last four months of the year. Your fund returned 4.74% for the year, close to its Lipper peer group average of 4.84%.

DECLINING RATES LATE IN THE YEAR

The Federal Reserve Open Market Committee instituted its first rate cut in late September, dropping its target Fed funds rate 25 basis points to 5.25%. Federal Reserve Chairman Alan Greenspan then surprised the markets with a between-meetings cut October 15, lowering both the Fed funds and discount rates another 25 basis points. The final Fed funds rate cut of 25 basis points occurred at the regular Open Market Committee meeting November 17.

These moves were taken primarily to help stabilize global economic conditions. The policy makers were aided in their decision-making process by the continuing low inflation rates in the United States. As money market interest rates fell in response to the rate decreases, we intensified our efforts to find acceptable instruments with higher yields than the traditional commercial paper markets offered.

FUNDING AGREEMENTS ARE INCLUDED IN PORTFOLIO ASSETS

Securities known as "funding agreements", also called guaranteed investment contracts, were approved by the Board of Directors of Security Cash Fund early in the year for inclusion in the portfolio. These agreements are contracts which are issued by insurance companies, and are liabilities backed by the issuing company's general account assets. The Fund only purchases funding agreements whose issues have credit ratings in the top tier as rated by major rating agencies.

At year end funding agreements made up 8.0% of portfolio assets, and at the time of purchase yielded twelve to fifteen basis points (0.12% to 0.15%) more than comparable commercial paper. Although this may seem like a small amount, in the short-term securities market these differences can help keep our fund competitive with its peers.

PORTFOLIO COMPOSITION AT YEAR END

Commercial paper remained the largest component of assets in 1998, representing 65% of the portfolio at year end. Small Business Administration pools were about 5.8% of assets, and Federal agency securities approximately 27%. The portfolio had an average maturity of 52 days, slightly less then the IBC Donoghue Money Market Fund average of 54 days.

LOOKING TO 1999

Although we do not expect inflation to pick up dramatically in 1999 it is likely to increase modestly from the below 2% levels experienced the past two years.
If this should happen we could see interest rates move back up somewhat. As short-term rates change, our relatively short maturity structure will enable us to adjust quickly to prevailing market levels.

FIXED INCOME TEAM

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

SCHEDULE OF INVESTMENTS
December 31, 1998

                              SECURITY INCOME FUND
                              CORPORATE BOND SERIES

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS                                       OF SHARES          VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 3.1%
Chrysler Corporation,
     7.45% - 2027 ..............................      $1,200,000      $1,383,000
Federal-Mogul Corporation,
     7.875% - 2010 .............................      $  250,000         246,875
Mark IV Industries, Inc.,
     7.75% - 2006 ..............................      $  250,000         243,125
                                                                      ----------
                                                                       1,873,000
BANKING - 1.8%
Washington Mutual Capital I,
     8.375% - 2027(1) ..........................      $1,000,000       1,115,000

BEVERAGE - 2.0%
Anheuser-Busch Companies, Inc.,
     7.10% - 2007 ..............................      $1,150,000       1,260,687

BROKERAGE - 2.1%
SI Financing Trust, Inc.,
     9.50% - 2026(1) ...........................          48,000       1,278,000

BUILDING MATERIALS - 1.0%
LaFarge Corporation,
     6.375% - 2005 .............................      $  600,000         618,750

CONSTRUCTION MACHINERY - 0.8%
AGCO Corporation,
     8.50% - 2006 ..............................      $  250,000         239,375
Titan Wheel International,
     8.75% - 2007 ..............................      $  250,000         240,000
                                                                      ----------
                                                                         479,375
ENTERTAINMENT - 1.7%
Paramount Communications,
     7.50% - 2023 ..............................      $1,000,000       1,018,750

FINANCIAL COMPANIES - 10.1%
American RE Capital,
     8.50% - 2025(1) ...........................          23,000         595,125
Associates Corporation, N.A.,
     7.55% - 2006 ..............................      $1,100,000       1,227,875
CB Richard Ellis Service,
     8.875% - 2006 .............................      $  250,000         244,375
Countrywide Capital Industries, Inc.,
     8.00% - 2026(1) ...........................      $1,000,000       1,033,750
General Electric Capital Corporation,
     8.625% - 2008 .............................      $  950,000       1,167,313
Morgan Stanley Dean Witter Discover
& Company, 6.875% - 2007 .......................      $1,050,000       1,102,500
PNC Funding Corporation,
     7.75% - 2004 ..............................      $  700,000         770,000
                                                                      ----------
                                                                       6,140,938

                                                       PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
FOOD - 2.5%
Archer-Daniels-Midland Company,
     8.875% - 2011 .............................      $1,000,000      $1,250,000
Chiquita Brands International, Inc.,
     10.25% - 2006 .............................         250,000         260,313
                                                                      ----------
                                                                       1,510,313
GAMING - 2.3%
Boyd Gaming Corporation,
     9.25% - 2003 ..............................         250,000         257,500
MGM Grand, Inc., 6.95% - 2005 ..................         600,000         583,500
Mirage Resorts, Inc.,
     6.625% - 2005 .............................         600,000         588,000
                                                                      ----------
                                                                       1,429,000
HOME CONSTRUCTION - 0.4%
D.R. Horton, Inc.,
     8.375% - 2004 .............................          50,000          49,625
MDC Holdings, 8.375% - 2008 ....................         125,000         122,187
Toll Corporation, 7.75% - 2007 .................          75,000          74,250
                                                                      ----------
                                                                         246,062
INDEPENDENT ENERGY - 1.1%
Seagull Energy Corporation,
     8.625% - 2005 .............................         700,000         687,750

INSURANCE - 1.6%
Hartford Life, Inc., 7.10% - 2007 ..............         925,000         995,531

INTEGRATED ENERGY - 0.8%
Occidental Petroleum,
     6.24% - 2000 ..............................         500,000         502,500

LODGING - 0.8%
HMH Properties, 7.875% - 2008 ..................         250,000         243,437
Prime Hospitality, 9.25% - 2006 ................         250,000         259,063
                                                                      ----------
                                                                         502,500
MEDIA - CABLE - 4.6%
Century Communications,
     8.375% - 2007 .............................         250,000         268,750
Comcast Corporation,
     9.125% - 2006 .............................         100,000         105,500
CSC Holdings, Inc.,
     7.875% - 2018 .............................         250,000         253,437
Jones Intercable, Inc.,
     7.625% - 2008 .............................         250,000         261,875
Lenfest Communications,
     10.50% - 2006 .............................         250,000         292,500
Rogers Cablesystems,
     9.625% - 2002 .............................         750,000         809,063
Rogers Communications, Inc.,
     9.125% - 2006 .............................         375,000         390,000
Westinghouse Electric Company,
     8.375% - 2002 .............................         400,000         426,500
                                                                      ----------
                                                                       2,807,625

                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                              SECURITY INCOME FUND
                       CORPORATE BOND SERIES (CONTINUED)

                                                       PRINCIPAL         MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
MEDIA - NON-CABLE - 0.9%
Big Flower Press Holdings, Inc.,
     8.875% - 2007 .............................      $  250,000      $  252,500
K-III Communications Corporation,
     10.25% - 2004 .............................         300,000         312,375
                                                                      ----------
                                                                         564,875
METALS - 0.9%
AK Steel, 10.75% - 2004 ........................         500,000         520,000

OIL FIELD SERVICES - 1.9%
Transocean Offshore, Inc.,
     8.00% - 2027 ..............................       1,000,000       1,178,750

RETAILERS - 2.5%
Lowe's Companies, Inc.,
     6.70% - 2007 ..............................         850,000         891,438
Mattel, Inc., 6.125% - 2005 ....................         300,000         307,500
Specialty Retailers, Inc.,
     8.50% - 2005 ..............................         125,000         112,187
Zale Corporation, 8.50% - 2007 .................         250,000         242,500
                                                                      ----------
                                                                       1,553,625
SERVICES - 0.8%
Loewen Group International, Inc.,
     8.25% - 2003 ..............................         550,000         460,625

TECHNOLOGY - 0.9%
Dell Computer Corporation,
     6.55% - 2008 ..............................         500,000         518,750

TELECOMMUNICATIONS - 4.8%
Cable & Wireless Communication PLC,
     6.75% - 2008 ..............................         250,000         254,687
Comcast Cellular Holdings, Inc.,
     9.50% - 2007 ..............................         150,000         159,750
GTE Corporation, 7.51% - 2009 ..................       1,000,000       1,142,500
MCI WorldCom, Inc.,
     6.40% - 2005 ..............................         600,000         622,500
Southwestern Bell,
     6.625% - 2007 .............................         675,000         726,469
                                                                      ----------
                                                                       2,905,906
TRANSPORTATION - AIRLINES - 4.1%
Southwest Airlines Company,
     7.875% - 2007 .............................       1,075,000       1,230,875
United Airlines, 11.21% - 2014 .................         950,000       1,283,688
                                                                      ----------
                                                                       2,514,563
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
     8.625% - 2007 .............................         250,000         250,625

UTILITIES - ELECTRIC - 0.9%
AES Corporation, 10.25% - 2006 .................         500,000         541,250

UTILITIES - NATURAL GAS - 1.8%
MCN Investment Corporation,
     6.32% - 2003 ..............................      $   50,000      $   51,375
National Fuel Gas Company,
     6.303% - 2008 .............................       1,000,000       1,042,500
                                                                      ----------
                                                                       1,093,875
YANKEE - CORPORATE - 9.1%
ABN AMRO Bank NV,
     7.55% - 2006 ..............................       1,000,000       1,093,750
Abbey National PLC,
     6.69% - 2005 ..............................       1,125,000       1,182,656
BCH Cayman Islands, Ltd.,
     7.70% - 2006 ..............................       1,000,000       1,086,250
Panamerican Beverages, Inc.,
     8.125% - 2003 .............................       1,200,000       1,227,000
Santander Financial Issuances, Ltd.,
     7.00% - 2006 ..............................         900,000         945,000
                                                                      ----------
                                                                       5,534,656
YANKEE - CANADIAN - 1.9%
Quebecor Printing Capital,
     7.25% - 2007 ..............................       1,100,000       1,159,125
                                                                      ----------
Total corporate bonds - 67.6% ..................      41,262,406

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 13.3%
Federal Home Loan Mortgage Corporation,
        FHLMC, 5.125% - 2008 ...................       4,150,000       4,113,480
        FHR 112 H, 8.80%  - 2020 CMO ...........         105,869         106,068
        FHR 1311 J, 7.50% - 2021 CMO ...........       1,050,000       1,076,008
        FHR 1930 AB, 7.50% - 2023 CMO ..........         726,657         735,668
Federal National Mortgage Association,
        FNR 1994-79 B,
          7.00% - 2019 CMO .....................       1,100,000       1,116,016
        FNR 1990-52 D,
          9.30% - 2019 CMO .....................         121,557         121,649
        FNR 1990-108 G,
          7.00% - 2020 CMO .....................         842,408         862,087
                                                                      ----------
                                                                       8,130,976
U.S. GOVERNMENT SECURITIES - 5.7%
Government National Mortgage Association,
    GNMA #313107,
     7.00% - 2022 ..............................         852,206         874,372
    GNMA #352022,
     7.00% - 2023 ..............................         806,752         824,936
    GNMA #369303,
     7.00% - 2023 ..............................         832,504         851,144
    GNMA II #2445,
     8.00% - 2027 ..............................         392,133         405,611
    GNR 1997-10 B,
     7.50% - 2019 CMO ..........................         541,554         545,567
                                                                      ----------
                                                                       3,501,630

                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                              SECURITY INCOME FUND
                       CORPORATE BOND SERIES (CONTINUED)

MORTGAGE BACKED SECURITIES                            PRINCIPAL          MARKET
(CONTINUED)                                             AMOUNT           VALUE
--------------------------------------------------------------------------------
NON-AGENCY SECURITIES - 4.1%
Chase Capital Mortgage Securities
Company, 1997-1B,
    7.37% - 2007 CMO ...........................      $1,500,000      $1,609,725
Chase Capital Mortgage Securities
Company, 1998-1B,
    6.56% - 2008 CMO ...........................         500,000         513,675
General Electric Capital Mortgage
Services, Inc., 1992-7A A6,
    8.30% -2023 ................................         317,340         326,562
                                                                      ----------
                                                                       2,449,962
                                                                      ----------
Total mortgage backed securities -23.1% ........                      14,082,568

GOVERNMENT SECURITIES
---------------------
U.S. GOVERNMENT SECURITIES - 7.8%
U.S. Treasury Bond,
     6.00% - 2026 ..............................       2,000,000       2,186,560
     6.625% - 2027 .............................       1,000,000       1,180,310
U.S. Department of Housing &
Urban Development,
     6.93% - 2013 ..............................       1,290,000       1,401,998
                                                                      ----------
Total government securities - 7.8% .............                       4,768,868
                                                                      ----------
Total investments - 98.5% ......................                      60,113,842
Cash and other assets,
less liabilities - 1.5% ........................                         922,473
                                                                      ----------
Total net assets - 100.0% ......................                     $61,036,315
                                                                      ==========

                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
FEDERAL HOME LOAN BANKS - 3.1%
        5.19% - 2003 ...........................      $  500,000      $  502,275
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.7%
        7.125% - 2001 ..........................         700,000         707,266
        5.125% - 2008 ..........................         850,000         842,520
        8.29% - 2015 ...........................         150,000         190,276
                                                                     -----------
                                                                       1,740,062
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 21.8%
        5.45% - 2003 ...........................         400,000         406,160
        7.40% - 2004 ...........................         600,000         661,452
        7.49% - 2005 ...........................         285,000         317,889
        7.65% - 2005 ...........................         250,000         281,023
        7.875% - 2005 ..........................         500,000         568,350
        6.00% - 2008 ...........................         750,000         793,403
        6.16% - 2028 ...........................         500,000         531,180
                                                                     -----------
                                                                       3,559,457

FINANCING CORPORATION - 4.5%
        9.65% - 2018 ...........................      $  500,000      $  738,750

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 23.5%
        GNMA #2320 7.00% - 2006 ................         407,673         415,301
        GNMA #328618 7.00% - 2022 ..............         230,669         235,845
        GNMA II #1260  7.00% - 2023 ............         187,471         190,909
        GNMA II #1849  8.50% - 2024 ............         275,886         291,479
        GNMA #347017 7.00% - 2024 ..............         434,669         444,553
        GNMA #371006 7.00% - 2024 ..............         245,327         250,854
        GNMA #371012 7.00% - 2024 ..............         448,588         458,776
        GNMA #411643 7.75% - 2025 ..............         349,130         360,735
        GNMA II #2270 8.00% - 2026 .............         412,331         425,794
        GNMA II #9365 8.25% - 2026 .............         200,339         210,240
        GNMA #365608 7.50% - 2034 ..............         517,894         551,817
                                                                     -----------
                                                                       3,836,303
PRIVATE EXPORT FUNDING CORPORATION - 3.0%
        6.31% - 2004 ...........................         100,000         106,500
        7.01% - 2004 ...........................         350,000         382,812
                                                                     -----------
                                                                         489,312
STUDENT LOAN MARKETING ASSOCIATION - 3.1%
        9.25% - 2004 ...........................         420,000         499,918

TENNESSEE VALLEY AUTHORITY - 6.6%
        6.00% - 2013 ...........................         500,000         523,125
        6.75% - 2025 ...........................         500,000         564,375
                                                                     -----------
                                                                       1,087,500
U.S. TREASURY NOTES - 7.4%
        5.50% - 2003 ...........................         750,000         774,007
        6.50% - 2006 ...........................         100,000         111,196
        5.625% - 2008 ..........................         300,000         320,145
                                                                     -----------
                                                                       1,205,348
U.S. TREASURY BONDS - 10.9%
        8.75% - 2008 ...........................         600,000         700,116
        6.00% - 2026 ...........................       1,000,000       1,093,280
                                                                     -----------
                                                                       1,793,396
                                                                     -----------
Total investments - 94.6% ......................                      15,452,321
Cash and other assets,
less liabilities - 5.4% ........................                         879,047
                                                                     -----------
Total net assets - 100.0% ......................                     $16,331,368
                                                                     ===========

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998


                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                        NUMBER           MARKET
CORPORATE BONDS                                        OF SHARES         VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 1.1%
Chrysler Corporation,
     7.45% - 2027 ..............................      $   50,000      $   57,625
Federal-Mogul Corporation,
     7.875% - 2010 .............................      $   25,000          24,688
                                                                      ----------
                                                                          82,313
BANKING - 3.4%
B.F. Saul REIT, 9.75% - 2008 ...................      $   13,000          11,928
Bank of New York, Inc.,
     6.50% - 2003 ..............................      $  100,000         104,000
First Union Corporation,
     8.125% - 2002 .............................      $  110,000         120,175
Golden State Holdings,
     7.125% - 2005 .............................      $   25,000          24,906
                                                                      ----------
                                                                         261,009
BEVERAGE - 1.4%
Anheuser-Busch Companies, Inc.,
     7.10% - 2007 ..............................      $  100,000         109,625

BROKERAGE - 1.6%
SI Financing Trust, Inc.,
     9.50% - 2026(1) ...........................           4,560         121,410

BUILDING MATERIALS - 1.0%
LaFarge Corporation,
     6.375% - 2005 .............................      $   50,000          51,562
Nortek, Inc., 8.875% - 2008 ....................      $   25,000          25,375
                                                                      ----------
                                                                          76,937
CONSTRUCTION MACHINERY - 0.6%
AGCO Corporation,
     8.50% - 2006 ..............................      $   25,000          23,938
Columbus McKinnon Corporation,
     8.50% - 2008 ..............................      $   25,000          23,562
                                                                      ----------
                                                                          47,500
CONSUMER CYCLICALS - OTHER - 0.2%
American ECO Corporation,
     9.625% - 2008 .............................      $   25,000          16,812

CONSUMER PRODUCTS - 0.7%
Shop Vac Corporation,
     10.625% - 2003 ............................      $   50,000          54,437

ENERGY - OTHER - 0.3%
P&L Coal Holdings Corporation,
     8.875% - 2008 .............................      $   25,000          25,500

ENERGY - REFINING - 2.2%
Vastar Resources, Inc.,
     8.75% - 2005 ..............................      $  150,000         172,875

FINANCIAL COMPANIES - 10.2%
American RE Capital,
     8.50% - 2025(1) ...........................           3,900      $  100,913
Associates Corporation, N.A.,
     7.55% - 2006 ..............................      $  100,000         111,625
CB Richard Ellis Service,
     8.875% - 2006 .............................      $   25,000          24,437
General Electric Capital Corporation,
     8.625% - 2008 .............................      $  100,000         122,875
Household Financial Corporation,
     8.00% - 2004 ..............................      $  150,000         165,938
International Lease Finance Corporation,
     8.25% - 2000 ..............................      $  150,000         154,313
Morgan Stanley Dean Witter Discover
& Company, 6.875% - 2007 .......................      $  100,000         105,000
                                                                      ----------
                                                                         785,101
FINANCE - OTHER - 1.3%
EOP Operating Limited Partnership, REIT,
     6.625% - 2005 .............................      $  100,000         100,375

FOOD - 2.6%
Archer-Daniels-Midland Company,
     8.875% - 2011 .............................      $  100,000         125,000
Cargill Corporation,
     6.15% - 2008 ..............................      $   75,000          78,375
                                                                      ----------
                                                                         203,375
GAMING - 3.1%
Boyd Gaming Corporation,
     9.25% - 2003 ..............................      $   25,000          25,750
Circus Circus Enterprise,
     9.25% - 2005 ..............................      $   25,000          25,531
Harrah's Operating, Inc.,
     7.875% - 2005 .............................      $   25,000          25,062
MGM Grand, Inc., 6.95% - 2005 ..................      $   75,000          72,938
Mirage Resorts, Inc.,6.625% - 2005 .............      $   65,000          63,700
Park Place Entertainment,
     7.875% - 2005 .............................      $   25,000          25,000
                                                                      ----------
                                                                         237,981
HEALTH CARE - 0.3%
Tenet Healthcare, 8.125% - 2008 ................      $   25,000          25,844

HOME CONSTRUCTION - 0.3%
MDC Holdings, 8.375% - 2008 ....................      $   12,000          11,730
Toll Corporation, 7.75% - 2007 .................      $   13,000          12,870
                                                                      ----------
                                                                          24,600
INDEPENDENT ENERGY - 0.7%
Seagull Energy Corporation,
     8.625% - 2005 .............................      $   50,000          49,125

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998


                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT           VALUE
--------------------------------------------------------------------------------
INSURANCE - 1.4%
Hartford Life, Inc.,
     7.10% - 2007 ..............................      $  100,000      $  107,625

LODGING - 0.3%
HMH Properties, 7.875% - 2008 ..................          25,000          24,344

MEDIA - CABLE - 3.7%
Adelphia Communications,
     8.375% - 2008 .............................          25,000          25,875
Century Communications,
     8.375% - 2007 .............................          25,000          26,875
Jones Intercable, Inc.,
     7.625% - 2008 .............................          25,000          26,187
Lenfest Communications,
     10.50% - 2006 .............................          25,000          29,250
Rogers Communications, Inc.,
     9.125% - 2006 .............................          75,000          78,000
Time-Warner Entertainment
Corporation, 10.15% - 2012 .....................          50,000          68,688
Westinghouse Electric Company,
     8.375% - 2002 .............................          25,000          26,656
                                                                      ----------
                                                                         281,531
MEDIA - NON-CABLE - 3.4%
Big Flower Press Holdings, Inc.,
     8.875% - 2007 .............................          25,000          25,250
Heritage Media Corporation,
     8.75% - 2006 ..............................         100,000         107,500
K-III Communications Corporation,
     10.25% - 2004 .............................          75,000          78,094
USA Networks,
     6.75% - 2005 ..............................          25,000          24,937
Viacom, Inc., 8.00% - 2006 .....................          25,000          26,000
                                                                      ----------
                                                                         261,781
METALS - 0.6%
Ameristeel Corporation,
     8.75% - 2008 ..............................          25,000          24,188
WHX Corporation, 10.5% - 2005 ..................          25,000          22,937
                                                                      ----------
                                                                          47,125
PACKAGING - 0.3%
Ball Corporation, 7.75% - 2006 .................          25,000          26,250

RETAILERS - 4.9%
Lowe's Companies, Inc.,
     6.70% - 2007 ..............................         100,000         104,875
Sears & Roebuck Company,
     6.41% - 2001 ..............................         150,000         152,625
Specialty Retailers, Inc.,
     8.50% - 2005 ..............................          25,000          22,438
Zale Corporation, 8.50% - 2007 .................         100,000          97,000
                                                                      ----------
                                                                         376,938
SERVICES - 0.9%
Loewen Group International, Inc.,
     8.25% - 2003 ..............................      $   50,000      $   41,875
Protection One Alarm,
     7.375% - 2005 .............................          25,000          25,812
                                                                      ----------
                                                                          67,687
SUPERMARKETS - 1.3%
Safeway, Inc., 6.50% - 2008 ....................         100,000         102,750

TELECOMMUNICATIONS - 6.7%
Cable & Wireless Communication PLC,
     6.75% - 2008 ..............................          50,000          50,938
Centennial Cellular,
     8.875% - 2001 .............................         100,000         104,875
Comcast Cellular Holdings, Inc.,
     9.50% - 2007 ..............................          25,000          26,625
Mastec, Inc., 7.75% - 2008 .....................          25,000          23,812
MCI WorldCom, Inc.,
     6.40% - 2005 ..............................         100,000         103,750
New Jersey Bell, 6.625% - 2008 .................         100,000         100,875
Southwestern Bell,
     6.625% - 2007 .............................         100,000         107,625
                                                                      ----------
                                                                         518,500
TEXTILES - 0.3%
Westpoint Stevens, Inc.,
     7.875% - 2008 .............................          25,000          25,625

TOBACCO- 1.3%
Dimon, Inc., 8.875% - 2006 .....................          50,000          48,750
Standard Commercial Tobacco
Corporation, 8.875% - 2005 .....................          50,000          49,062
                                                                      ----------
                                                                          97,812
TRANSPORTATION - AIRLINES - 2.8%
Southwest Airlines Company,
     7.875% - 2007 .............................         100,000         114,500
United Airlines, 11.21% - 2014 .................          75,000         101,344
                                                                      ----------
                                                                         215,844
TRANSPORTATION - OTHER - 0.3%
Allied Holdings, Inc.,
     8.625% - 2007 .............................          25,000          25,062

UTILITIES - ELECTRIC - 3.7%
Calpine Corporation,
     8.75% - 2007 ..............................          25,000          26,188
Cinergy Global Resources,
     6.20% - 2008 ..............................         100,000         101,000
Consolidated Edison Company,
     6.625% - 2002 .............................         150,000         156,000
                                                                      ----------
                                                                         283,188

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998


                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
UTILITIES - NATURAL GAS - 2.0%
MCN Investment Corporation,
     6.32% - 2003 ..............................      $  150,000      $  154,125

YANKEE - CORPORATE - 4.1%
ABN AMRO Bank NV,
     7.55% - 2006 ..............................         100,000         109,375
Den Danske Bank, 7.40% - 2010 ..................         100,000         106,250
Panamerican Beverages, Inc.,
     8.125% - 2003 .............................         100,000         102,250
                                                                      ----------
                                                                         317,875
YANKEE - CANADIAN - 1.4%
Quebecor Printing Capital,
     7.25% - 2007 ..............................         100,000         105,375
                                                                      ----------
Total corporate bonds - 70.4% ..................                       5,434,256

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 18.0%
Federal Home Loan Banks
        FHLB, 5.19% - 2003 .....................         150,000         150,683
Federal Home Loan Mortgage Corporation,
        FHG #42 K, 8.00% - 2024 CMO ............         186,000         188,096
        FHR #1102 G, 8.00% - 2020 CMO ..........          27,417          27,450
        FHR #1104 K, 8.50% - 2020 CMO ..........           3,716           3,709
        FHR #1311 J, 7.50% - 2021 CMO ..........         100,000         102,477
        FHR #1930 AB, 7.50% - 2023 CMO .........          53,431          54,093
Federal National Mortgage Association,
  FNR 1992-98 PJ,
         7.50% - 2019 CMO ......................          52,061          52,059
        FNR 1992-143 J,
         7.00% - 2020 CMO ......................          74,050          73,995
        FNMA, 5.45% - 2003 .....................         100,000         101,540
        FNMA, 6.00% - 2008 .....................         600,000         634,722
                                                                      ----------
                                                                       1,388,824
U.S. GOVERNMENT SECURITIES - 2.4%
Government National Mortgage Association,
        GNMA #369303,
         7.00% - 2023 ..........................          83,250          85,114
        GNMA II #2445,
         8.00% - 2027 ..........................          94,112          97,347
                                                                      ----------
                                                                         182,461
NON-AGENCY SECURITIES - 0.8%
General Electric Capital Mortgage
     Services, Inc., 1992-7A A6
     8.30% - 2023 ..............................          29,480          30,336
Global Rated Eligible Asset Trust,
     7.33% - 2006 ..............................          45,371          34,028
                                                                      ----------
                                                                          64,364
                                                                      ----------
Total mortgage backed
  securities - 21.2% ...........................                       1,635,649

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                        NUMBER           MARKET
GOVERNMENT SECURITIES                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 4.1%
U.S. Treasury Note,
     6.50% - 2006 ..............................      $  100,000      $  111,196
     6.625% - 2027 .............................      $  125,000         147,539
U.S. Department of Housing and
  Urban Development,
    6.93% - 2013 ...............................      $   50,000          54,341
                                                                      ----------
                                                                         313,076
CANADIAN GOVERNMENT AGENCIES - 2.2%
Province of Quebec,
     8.625% - 2005 .............................      $  150,000         171,750
                                                                      ----------
Total government securities - 6.3% .............                         484,826
                                                                      ----------
Total investments - 97.9% ......................                       7,554,731
Cash and other assets, less
     liabilities - 2.1% ........................                         164,607
                                                                      ----------
Total net assets - 100.0% ......................                      $7,719,338
                                                                      ==========

                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

CORPORATE BONDS
---------------
AEROSPACE/DEFENSE - 1.7%
Burke Industries, Inc., 10.0% - 2007 ...........      $  175,000      $  171,937

AUTOMOTIVE - 1.0%
Federal-Mogul Corporation,
     7.875% - 2010 .............................      $  100,000          98,750

BANKING - 2.7%
BF Saul REIT, 9.75% - 2008 .....................      $   75,000          68,812
FCB/NC Capital Trust,
     8.05% - 2028 ..............................      $   50,000          54,062
Homeside, Inc., 11.25% - 2003 ..................      $  125,000         147,031
                                                                      __________
                                                                         269,905
BEVERAGES - 1.0%
Delta Beverage Group,
     9.75% - 2003 ..............................      $  100,000         104,250
Brokerage - 1.3%
SI Financing Trust, Inc.,
     9.50% - 2026(1) ...........................           5,000         133,125

BUILDING MATERIALS - 2.4%
Knoll, Inc., 10.875% - 2006 ....................      $  100,000         110,000
Nortek, Inc., 8.875% - 2008 ....................      $  125,000         126,875
                                                                      __________
                                                                         236,875
CHEMICALS - 0.3%
Envirodyne Industries, Inc.,
     12.00% - 2000 .............................      $   34,000          34,042


                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                              SECURITY INCOME FUND
                         HIGH YIELD SERIES (CONTINUED)


                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
CONSTRUCTION MACHINERY - 3.9%
AGCO Corporation,
     8.50% - 2006 ..............................      $  100,000      $   95,750
Columbus McKinnon Corporation,
     8.50% - 2008 ..............................         125,000         117,812
Navistar International,
     8.00% - 2008 ..............................          75,000          76,219
Titan Wheel International, Inc.,
     8.75% - 2007 ..............................         100,000          96,000
                                                                      ----------
                                                                         385,781
CONSUMER CYCLICAL - OTHER - 0.8%
American ECO Corporation,
     9.625% - 2008 .............................         125,000          84,062

CONSUMER PRODUCTS - 2.0%
Revlon Consumer Products,
     8.125% - 2006 .............................         100,000          94,250
Shop Vac Corporation,
     10.625% - 2003 ............................         100,000         108,875
                                                                      ----------
                                                                         203,125
ELECTRIC - UTILITY - 4.3%
AES Corporation, 10.25% - 2006 .................         100,000         108,250
Cal Energy Company, Inc.,
     9.50% - 2006 ..............................         100,000         110,750
Calpine Corporation,
     8.75% - 2007 ..............................         125,000         130,937
Niagara Mohawk Power,
     7.75% - 2008 ..............................          75,000          81,188
                                                                      ----------
                                                                         431,125
ENERGY - INDEPENDENT - 2.0%
COHO Energy, Inc.,
     8.875% - 2007 .............................         150,000         125,625
Seagull Energy Corporation,
     8.625% - 2005 .............................          75,000          73,688
                                                                      ----------
                                                                         199,313
ENERGY - OTHER - 0.8%
P & L Coal Holdings Corporation,
     8.875% - 2008 .............................          75,000          76,500

ENERGY - REFINING - 2.5%
Crown Central Petroleum,
     10.875% - 2005 ............................         140,000         125,650
Giant Industries, Inc.,
     9.00% - 2007 ..............................         125,000         122,188
                                                                      ----------
                                                                         247,838
ENTERTAINMENT - 1.6%
Empress Entertainment, Inc.,
     8.125% - 2006 .............................          75,000          75,188
Premier Parks, 9.75% - 2007 ....................          75,000          81,656
                                                                      ----------
                                                                         156,844
FINANCIAL COMPANIES - 1.0%
Dollar Financial Group, Inc.,
     10.875% - 2006 ............................      $  100,000      $  100,875

FOOD - 2.0%
Chiquita Brands International, Inc.,
     10.25% - 2006 .............................         100,000         104,125
Nash Finch Company,
     8.50% - 2008 ..............................         100,000          95,125
                                                                      ----------
                                                                         199,250
GAMING - 5.7%
Circus Circus Enterprise,
     9.25% - 2005 ..............................          75,000          76,594
Harrahs Operating, Inc.,
     7.875% - 2005 .............................         150,000         150,375
MGM Grand, Inc., 6.95% - 2005 ..................         125,000         121,562
Mirage Resorts, Inc.,
     6.625% - 2005 .............................         125,000         122,500
Park Place Entertainment,
     7.875% - 2005 .............................         100,000         100,000
                                                                      ----------
                                                                         571,031
HEALTH CARE - 4.2%
Genesis Health Ventures,
     9.875% - 2009 .............................         100,000          95,750
Multicare Companies, Inc.,
     9.00% - 2007 ..............................          75,000          71,063
Packard Bioscience Company,
     9.375% - 2007 .............................          80,000          75,700
Prime Medical Services,
     8.75% - 2008 ..............................          75,000          72,000
Tenet Healthcare Corporation,
     8.125% - 2008 .............................         100,000         103,375
                                                                      ----------
                                                                         417,888
HOME CONSTRUCTION - 1.7%
D.R. Horton, Inc.,
     8.375% - 2004 .............................          25,000          24,813
Hovnanian Enterprise,
     9.75% - 2005 ..............................         100,000          95,000
Toll Corporation, 7.75% - 2007 .................          50,000          49,500
                                                                      ----------
                                                                         169,313
INSURANCE - 0.8%
GENAMERICA Capital, Inc.,
     8.525% - 2027 .............................          75,000          79,406

LODGING - 1.7%
HMH Properties,
     7.875% - 2008 .............................         175,000         170,406


                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998


                              SECURITY INCOME FUND
                         HIGH YIELD SERIES (CONTINUED)


                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
MEDIA - CABLE - 10.0%
Adelphia Communications Corporation,
     9.50% - 2004 ..............................      $  100,000      $  106,000
     8.375% - 2008 .............................         100,000         103,500
Century Communications,
     9.50% - 2005 ..............................         100,000         111,250
     8.375% - 2007 .............................          75,000          80,625
CSC Holdings, Inc.,
     7.625% - 2018 .............................          75,000          75,281
     7.875% - 2018 .............................          25,000          25,344
Diamond Holdings,
     9.125% - 2008 .............................         100,000          95,250
Jones Intercable, Inc.,
     7.625% - 2008 .............................         100,000         104,750
Lenfest Communications,
     10.50% - 2006 .............................         100,000         117,000
Rogers Cablesystems,
     9.625% - 2002 .............................         100,000         107,875
Rogers Communications, Inc.,
     9.125% - 2006 .............................          70,000          72,800
                                                                      ----------
                                                                         999,675
MEDIA - NONCABLE - 7.9%
Allbritton Communications Company,
     9.75% - 2007 ..............................          75,000          79,500
Big Flower Press Holdings, Inc.,
     8.875% - 2007 .............................          75,000          75,750
Golden Books Publishing, Inc.,
     7.65% - 2002 ..............................         100,000          31,500
Heritage Media Corporation,
     8.75% - 2006 ..............................         100,000         107,500
Hollinger International Publishing, Inc.,
     8.625% - 2005 .............................          25,000          26,469
     9.25% - 2006 ..............................         175,000         183,969
K-III Communications Corporation,
     10.25% - 2004 .............................          50,000          52,062
USA Networks, 6.75% - 2005 .....................          75,000          74,813
Viacom, Inc., 8.00 - 2006 ......................         150,000         156,000
                                                                      ----------
                                                                         787,563
METALS - 4.4%
AK Steel Corporation,
     10.75% - 2004 .............................      $   75,000      $   78,000
Ameristeel Corporation,
     8.75% - 2008 ..............................         100,000          96,750
Bulong Operations,
     12.50% - 2008 .............................          75,000          75,000
Simcala, Inc., 9.625% - 2006 ...................          75,000          53,438
Wheeling-Pittsburgh Corporation,
     9.25% - 2007 ..............................         100,000          92,750
WHX Corporation, 10.50% - 2005 .................          50,000          45,875
                                                                      ----------
                                                                         441,813
PACKAGING & CONTAINERS - 3.9%
Huntsman Packaging Corporation,
     9.125% - 2007 .............................         125,000         124,062
Indesco International, Inc.,
     9.75% - 2008 ..............................         150,000         139,875
Plastic Containers, Inc.,
     10.0% - 2006 ..............................         125,000         131,094
                                                                      ----------
                                                                         395,031
RETAILERS - 2.1%
Specialty Retailers, Inc.,
     8.50% - 2005 ..............................         125,000         112,187
Zale Corporation, 8.50% - 2007 .................         100,000          97,000
                                                                      ----------
                                                                         209,187
SERVICES - 3.0%
Loewen Group, Inc.,
     6.70% - 1999 ..............................         100,000          94,250
Protection One Alarm,
     7.375% - 2005 .............................         200,000         206,500
                                                                      ----------
                                                                         300,750
TELECOMMUNICATIONS - 8.3%
Centennial Cellular,
     8.875% - 2001 .............................         100,000         104,875
Comcast Cellular Holdings, Inc.,
     9.50% - 2007 ..............................         125,000         133,125
Mcleodusa, Inc.,
     8.375% - 2008 .............................         150,000         147,750
MJD Communications, Inc.,
     9.50% - 2008 ..............................         150,000         148,875
RCN Corporation,
     10.0% - 2007 ..............................         225,000         215,438
Satelites Mexicanos, Inc.,
     10.125% - 2004 ............................         100,000          79,750
                                                                      ----------
                                                                         829,813

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                              SECURITY INCOME FUND
                         HIGH YIELD SERIES (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
                                                       NUMBER            MARKET
CORPORATE BONDS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
TEXTILES - 2.0%
Delta Mills, Inc., 9.625% - 2007 ...............      $  125,000      $  122,813
Westpoint Stevens, Inc.,
     7.875% - 2008 .............................      $   75,000          76,875
                                                                      ----------
                                                                         199,688
TOBACCO - 1.2%
Dimon, Inc., 8.875% - 2006 .....................      $   50,000          48,750
Standard Commerical Tobacco
Corporation, 8.875% - 2005 .....................      $   75,000          73,594
                                                                      ----------
                                                                         122,344
TRANSPORTATION - OTHER - 2.1%
Allied Holdings, Inc.,
     8.625% - 2007 .............................      $   75,000          75,188
Teekay Shipping Corporation,
     8.32% - 2008 ..............................      $  135,000         134,156
                                                                      ----------
                                                                         209,344
                                                                      ----------
Total corporate bonds - 90.3% ..................                       9,036,849

PREFERRED STOCKS
----------------
BANKS AND CREDIT - 1.0%
California Federal Bank,
     9.125% ....................................           4,000         101,250

MEDIA - CABLE - 0.7%
CSC Holdings, Inc., 11.125% ....................             602          66,403

MEDIA - NONCABLE - 0.7%
Primedia, Inc., 10.00% - 2008 ..................             700          72,975
                                                                      ----------
Total preferred stocks - 2.4% ..................                         240,628

COMMON STOCKS
-------------
BROADCAST MEDIA - 0.5%
Infinity Broadcasting
     Corporation ...............................            2000          54,750
                                                                      ----------
Total investments - 93.2% ......................                       9,332,227
Cash and other assets,
     less liabilities 6.8% .....................                         684,681
                                                                      ----------
Total net assets - 100.0% ......................                     $10,016,908
                                                                      ==========

                                                        PRINCIPAL        MARKET
MUNICIPAL BONDS                                          AMOUNT          VALUE
--------------------------------------------------------------------------------
CALIFORNIA - 11.1%
Los Angeles County, California Metro
     Authority, 5.625% - 2018 ..................      $1,000,000      $1,051,010
Los Angeles, California Wastewater
     System Revenue, 6.00% - 2014 ..............       1,100,000       1,207,690
                                                                      ----------
                                                                       2,258,700
GEORGIA - 3.9%
Fulton County, Georgia School District,
     5.25% - 2014 ..............................         750,000         801,563

ILLINOIS - 10.9%
Winnebago County, Illinois School
     District No. 122, 0% - 2014 ...............       2,155,000       1,028,883
DuPage County, Illinois Stormwater
     Project Refunding, 5.60% - 2021 ...........       1,000,000       1,090,770
Joliet, Illinois Regional Port District,
     variable rate - 2024(4) ...................         100,000         100,000
                                                                      ----------
                                                                       2,219,653
INDIANA - 1.0%
Jasper County, Indiana Pollution Control
     Revenue Bond, variable rate - 2013(4) .....         200,000         200,000

MICHIGAN - 3.9%
Detroit, Michigan School District,
     5.25% - 2017 ..............................         750,000         784,897

MISSOURI - 2.7%
Kansas City, Missouri Port Authority
     Riverfront Park, 5.75% - 2005 .............         500,000         542,140

NEVADA - 5.1%
Clark County, Nevada School District,
     Series A, 5.50% - 2016 ....................       1,000,000       1,041,820

NEW JERSEY - 5.5%
North Brunswick Township, New Jersey
     Board of Education,
     6.30% - 2013 ..............................       1,000,000       1,122,950

NEW YORK - 10.9%
New York State Environmental Facilities
     Corporation Pollution Control
     Revenue, 5.75% - 2009 .....................       1,000,000       1,123,300
New York State Dorm Authority Revenue
     North Shore, 5.50% - 2012 .................       1,000,000       1,092,580
                                                                      ----------
                                                                       2,215,880
PENNSYLVANIA - 5.3%
Delaware Valley, Pennsylvania
Regional Financial Authority,
     5.50% - 2028 ..............................       1,000,000       1,088,860
Rhode Island - 5.4%
Rhode Island General Obligation,
     5.30% - 2008 ..............................       1,030,000       1,107,487

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                    SECURITY MUNICIPAL BOND FUND (CONTINUED)

                                                        PRINCIPAL        MARKET
MUNICIPAL BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
TEXAS - 15.5%
University of Texas,
     4.80% - 2009 ..............................      $1,000,000      $1,042,540
Houston, Texas Water & Sewer
System Revenue, Series A,
     6.20% - 2020 ..............................       1,000,000       1,131,230
Bell County, Texas Health Facilities
Development, 5.00% - 2016 ......................       1,000,000         994,220
                                                                      ----------
                                                                       3,167,990
WASHINGTON - 17.0%
Washington Public Power Supply
System Revenue Nuclear Project #2,
     6.30% - 2012 ..............................       1,000,000       1,156,970
King County, Washington Sewer
Revenue, Series A,
     6.25% - 2034 ..............................       1,000,000       1,121,820
Island County, Washington School
District South Whidbey,
     6.75% - 2007 ..............................       1,000,000       1,186,510
                                                                      ----------
                                                                       3,465,300
                                                                      ----------
Total investments - 98.2% ......................                      20,017,240
Cash and other assets,less liabilities - 1.8% ..                         361,882
                                                                      ----------
Total net assets - 100.0% ......................                     $20,379,122
                                                                      ==========

                               SECURITY CASH FUND

COMMERCIAL PAPER
----------------
BEVERAGES - 4.5%
Coca Cola Company ..............................      $1,800,000
     5.13%, 1-12-99 ............................                      $  998,433
     5.03%, 2-22-99 ............................                         794,187
Pepsi-Cola, Inc.,
     5.10% - 1-13-99 ...........................       1,000,000         998,300
                                                                      ----------
                                                                       2,790,920
BROKERAGE - 4.2%
Bear Stearns Companies, Inc.,
     5.13%, 2-19-99 ............................       1,130,000       1,122,110
Merrill Lynch & Company, Inc., .................       1,491,000
     5.14%, 1-15-99 ............................                         608,781
     5.05%, 3-16-99 ............................                         278,083
     5.02%, 3-24-99 ............................                         593,139
                                                                      ----------
                                                                       2,602,113
BUSINESS SERVICES - 3.5%
General Electric Capital Corporation,
     5.13%, 1-25-99 ............................      $1,000,000      $  996,580
Nordstrom Credit, Inc.,
     5.15%, 2-05-99 ............................       1,200,000       1,193,991
                                                                      ----------
                                                                       2,190,571
COMBINATION GAS & ELECTRIC - 2.5%
Dayton Power & Light Company, ..................       1,530,000
     5.20%, 1-19-99 ............................                         997,400
     5.03%, 3-08-99 ............................                         277,417
     5.08%, 3-23-99 ............................                         247,143
                                                                      ----------
                                                                       1,521,960
ELECTRIC UTILITIES - 11.5%
Carolina Power & Light Company, ................         550,000
     5.13%, 2-03-99 ............................                         318,495
     5.10%, 2-26-99 ............................                         228,175
CLECO Corporation, .............................       2,000,000
     5.25%, 1-05-99 ............................                         999,417
     5.30%, 1-05-99 ............................                         999,412
Florida Power Corporation,
     5.25%, 1-12-99 ............................       2,000,000       1,996,792
Progress Capital Holdings, Inc.,
     5.25%, 1-21-99 ............................       1,600,000       1,595,333
Southern California Edison Company,
     5.18%, 1-14-99 ............................       1,000,000         998,129
                                                                      ----------
                                                                       7,135,753
ELECTRICAL EQUIPMENT - 2.1%
General Electric Company,
     5.01%, 1-29-99 ............................       1,300,000       1,294,934

ELECTRONICS - 4.8%
AVNET, Inc., ...................................       2,700,000
     5.25%, 1-13-99 ............................                       1,197,900
     5.35%, 1-15-99 ............................                       1,496,879
Emerson Electric Company,
     5.05%, 2-11-99 ............................         280,000         278,390
                                                                      ----------
                                                                       2,973,169
ENTERTAINMENT - 4.1%
Walt Disney Company, The .......................       2,520,000
     5.05%, 1-14-99 ............................                       1,417,410
     5.08%, 1-21-99 ............................                       1,096,896
                                                                      ----------
                                                                       2,514,306
FINANCIAL SERVICES - 5.5%
Toyota Motor Credit Corporation, ...............       3,400,000
     5.09%, 1-08-99 ............................                       2,797,229
     5.06%, 2-05-99 ............................                         597,048
                                                                      ----------
                                                                       3,394,277

                            SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
December 31, 1998

                         SECURITY CASH FUND (CONTINUED)

                                                        PRINCIPAL       MARKET
COMMERCIAL PAPER (CONTINUED)                             AMOUNT         VALUE
-------------------------------------------------------------------------------
FOOD SERVICES - 3.6%
General Mills, 5.12%, 1-11-99 ..................      $2,200,000     $2,196,871

LEASING - 3.5%
International Lease Finance Corporation,
     5.05%, 3-04-99 ............................       2,190,000      2,170,953

METALS & MINERALS - 1.9%
Aluminum Company of America,
     5.15%, 2-12-99 ............................       1,200,000      1,192,790

NATURAL GAS - 2.7%
Consolidated Natural Gas Company,
     5.12%, 1-28-99 ............................       1,650,000      1,643,664

NUCLEAR- 1.1%
Bayshore Fuel Company,
     5.38%, 1-14-99 ............................         700,000        698,640

PHARMACEUTICALS - 1.0%
Schering Corporation,
     5.23%, 2-02-99 ............................         600,000        597,211

PHOTOGRAPH/IMAGING - 3.2%
Eastman Kodak Company,
     5.05%, 1-25-99 ............................       2,000,000      1,993,267

PUBLISHING - 2.9%
McGraw-Hill Company, Inc., .....................       1,780,000
     5.15%, 2-23-99 ............................                        793,935
     5.02%, 3-24-99 ............................                        968,794
                                                                     ----------
                                                                      1,762,729
TELECOMMUNICATIONS - 2.2%
Bell Atlantic Network Funding
     Corporation, 5.22%, 1-06-99 ...............       1,000,000        999,275
BellSouth Telecommunications, Inc.,
     5.03%, 2-22-99 ............................         369,000        366,319
                                                                     ----------
                                                                      1,365,594
                                                                     ----------
Total commercial paper - 64.8% .................                     40,039,722

U.S. GOVERNMENT & AGENCIES
--------------------------
FEDERAL HOME LOAN BANK - 3.2%
Federal Home Loan Bank
     5.12%, 11-05-99 ...........................       2,000,000      2,000,000

FEDERAL MORTGAGE CORPORATION - 5.5%
Federal Mortgage Corporation
     4.5625%, 1-04-99 ..........................       3,400,000      3,398,725

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 18.5%
Federal National Mortgage Association,                11,620,000
        4.62367%, 4-01-99 ......................                      3,360,807
        4.9185%, 4-05-99 .......................                      2,369,356
        4.8159%, 5-19-99 .......................                      1,963,583
        4.8261%, 5-25-99 .......................                      1,961,920
        4.80583%, 7-01-99 ......................                      1,776,626
                                                                     ----------
                                                                     11,432,292

U.S. GOVERNMENT &                                       PRINCIPAL       MARKET
AGENCIES (CONTINUED)                                     AMOUNT         VALUE
-------------------------------------------------------------------------------
SMALL BUSINESS ASSOCIATION POOLS - 5.8%
        #501927, 6.00%, 2017(2) ................      $1,196,863     $1,208,157
        #502398, 5.875%, 2018(3) ...............         526,420        528,395
        #503152, 5.875%, 2020(3) ...............         636,709        636,709
        #503295, 5.75%, 2021(3) ................         571,359        571,716
        #503303, 5.75%, 2021(3) ................         630,673        631,068
                                                                   ----------
                                                                      3,576,045
                                                                     ----------
Total U.S. government & agencies -33.0% ........                     20,407,062

MISCELLANEOUS ASSETS
--------------------
FUNDING AGREEMENTS - 8.1%
Security Life of Denver Insurance
Company, 5.57656%, 2001 ........................       2,000,000      2,000,000
Travelers Insurance Company,
     5.5666%, 8-21-2001 ........................       3,000,000      3,000,000
                                                                     ----------
                                                                      5,000,000
                                                                     ----------
Total investments - 105.9% .....................                     65,446,784
Liabilities, less cash and
     other assets - (5.9%) .....................                     (3,619,201)
                                                                     ----------
Total net assets - 100.0% ......................                    $61,827,583
                                                                     ==========

The identified cost of investments owned at December 31, 1998, was the same for federal income tax and book purposes.

(1)Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2)Variable rate security which may be reset the first of each month.

(3)Variable rate security which may be reset the first of each quarter.

(4)Variable rate security which may be reset daily.

                            SEE ACCOMPANYING NOTES.

BALANCE SHEET
DECEMBER 31, 1998

                                                                                       SECURITY INCOME FUND
                                                                   -----------------------------------------------------------
                                                                                       U.S.          LIMITED         HIGH
                                                                     CORPORATE      GOVERNMENT       MATURITY        YIELD
                                                                    BOND SERIES      SERIES         BOND SERIES      SERIES
                                                                   ------------    ------------    ------------   ------------
ASSETS
Investments, at value (identified cost
        $58,281,503, $14,974,224, $7,388,517,
        $9,452,312, $18,841,592, and
        $25,407,062, respectively) .............................   $ 60,113,842    $ 15,452,321    $  7,554,731   $  9,332,227
Commercial paper, at amortized cost which
        approximates market value ..............................           --              --              --             --
Cash ...........................................................        125,015         377,519          56,421        504,451
Receivables:
        Fund shares sold .......................................         57,786         320,453              16            288
        Securities sold ........................................         23,047            --              --             --
        Interest ...............................................        932,440         192,007         122,820        211,115
Prepaid expenses ...............................................         17,079           9,917           5,230          8,395
                                                                   ------------    ------------    ------------   ------------
        Total assets ...........................................   $ 61,269,209    $ 16,352,217    $  7,739,218   $ 10,056,476
                                                                   ============    ============    ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
        Payable for:
                Securities purchased ...........................   $       --      $       --      $       --     $       --
                Fund shares redeemed ...........................         68,827             580             120            620
                Dividends payable to shareholders ..............           --              --              --             --
        Other Liabilities:
                Management fees ................................         25,489            --              --             --
                Custodian fees .................................            762             393            --            1,051
                Transfer and administration fees ...............         15,631           5,782           1,161          1,873
                Professional fees ..............................          2,405           3,929           2,987          5,189
                12b-1 distribution plan fees ...................        110,235           7,474          14,600         30,740
                Miscellaneous fees .............................          9,545           2,691           1,012             95
                                                                   ------------    ------------    ------------   ------------
                        Total liabilities ......................        232,894          20,849          19,880         39,568
Net Assets:
        Paid in capital ........................................     71,263,430      16,626,407       7,556,714     10,134,652

        Undistributed net investment income ....................         13,549           2,607           4,202          2,110

        Accumulated undistributed net realized
                gain (loss) on sale of investments .............    (12,073,003)       (775,743)         (7,792)           231
        Net unrealized appreciation
                in value of investments ........................      1,832,339         478,097         166,214       (120,085)
                                                                   ------------    ------------    ------------   ------------
                        Net assets .............................     61,036,315      16,331,368       7,719,338     10,016,908
                                                                   ------------    ------------    ------------   ------------
                                Total liabilities and net assets   $ 61,269,209    $ 16,352,217    $  7,739,218   $ 10,056,476
                                                                   ============    ============    ============   ============
CLASS "A" SHARES
        Capital shares outstanding .............................      7,427,091       2,554,117         611,971        384,049
        Net assets .............................................   $ 53,054,531    $ 12,663,689    $  6,365,473   $  5,780,942
        Net asset value per share (net assets
                divided by shares outstanding) .................   $       7.14    $       4.96    $      10.40   $      15.05
        Add: Selling commission (4.75% of the
                offering price) ................................           0.36            0.25            0.52           0.75
                                                                   ------------    ------------    ------------   ------------
        Offering price per share (net asset value
                divided by 95.25%) .............................   $       7.50    $       5.21    $      10.92   $      15.80
                                                                   ============    ============    ============   ============

CLASS "B" SHARES
        Capital shares outstanding .............................      1,110,752         741,215         130,588        282,004
        Net assets .............................................   $  7,981,784    $  3,667,679    $  1,353,865   $  4,235,966
        Net asset value per share (net assets
                divided by shares outstanding) .................   $       7.19    $       4.95    $      10.37   $      15.02
                                                                   ============    ============    ============   ============
                                                                        SECURITY        SECURITY
                                                                     MUNICIPAL BOND       CASH
                                                                          FUND            FUND
                                                                      ------------   ------------
ASSETS
Investments, at value (identified cost
        $58,281,503, $14,974,224, $7,388,517,
        $9,452,312, $18,841,592, and
        $25,407,062, respectively) .............................      $ 20,017,240   $ 25,407,062
Commercial paper, at amortized cost which
        approximates market value ..............................              --       40,039,722
Cash ...........................................................            96,965        170,903
Receivables:
        Fund shares sold .......................................              --          266,203
        Securities sold ........................................              --           29,996
        Interest ...............................................           285,858         92,080
Prepaid expenses ...............................................            14,692         18,491
                                                                      ------------   ------------
        Total assets ...........................................      $ 20,414,755   $ 66,024,457
                                                                      ============   ============
LIABILITIES AND NET ASSETS
Liabilities:
        Payable for:
                Securities purchased ...........................      $       --     $  3,360,807
                Fund shares redeemed ...........................            14,292        558,459
                Dividends payable to shareholders ..............              --          231,271
        Other Liabilities:
                Management fees ................................             8,756         25,762
                Custodian fees .................................              --            1,000
                Transfer and administration fees ...............             2,569         11,439
                Professional fees ..............................             2,880          6,936
                12b-1 distribution plan fees ...................             1,159           --
                Miscellaneous fees .............................             5,977          1,200
                                                                      ------------   ------------
                        Total liabilities ......................            35,633      4,196,874
Net Assets:
        Paid in capital ........................................
                                                                        20,177,765     61,827,583
        Undistributed net investment income ....................               290
                                                                                     ------------
        Accumulated undistributed net realized
                gain (loss) on sale of investments .............          (974,581)          --
        Net unrealized appreciation
                in value of investments ........................         1,175,648           --
                                                                      ------------   ------------
                        Net assets .............................
                                                                        20,379,122     61,827,583
                                                                      ------------   ------------
                                Total liabilities and net assets      $ 20,414,755   $ 66,024,457
                                                                      ============   ============
CLASS "A" SHARES
        Capital shares outstanding .............................         1,855,833     61,827,583
        Net assets .............................................      $ 19,012,433   $ 61,827,583
        Net asset value per share (net assets
                divided by shares outstanding) .................      $      10.24   $       1.00
        Add: Selling commission (4.75% of the
                offering price) ................................              0.51           --
                                                                      ------------   ------------
        Offering price per share (net asset value
                divided by 95.25%) .............................      $      10.75   $       1.00
                                                                      ============   ============
CLASS "B" SHARES
        Capital shares outstanding .............................           133,186           --
        Net assets .............................................      $  1,366,689           --
        Net asset value per share (net assets
                divided by shares outstanding) .................      $      10.26           --
                                                                      ============   ============

                            SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1998

                                                                                         SECURITY INCOME FUND
                                                                     -----------------------------------------------------------
                                                                                         U.S.          LIMITED         HIGH
                                                                       CORPORATE      GOVERNMENT       MATURITY        YIELD
                                                                      BOND SERIES      SERIES         BOND SERIES      SERIES
                                                                     ------------    ------------    ------------   ------------
INVESTMENT INCOME:
        Interest ..................................................   $ 4,418,686    $   791,448    $   498,875    $   809,041

EXPENSES:
        Management fees ...........................................       312,369         60,492         35,063         55,715
        Custodian fees ............................................         6,532          3,639          2,744          8,832
        Transfer/maintenance fees .................................       125,361         44,220          6,177         15,743
        Administration fees .......................................        56,226         10,889          6,311          8,357
        Directors' fees ...........................................         8,132          1,179            857          1,774
        Professional fees .........................................         7,262          5,884          5,928         11,445
        Reports to shareholders ...................................        10,253          3,322            509          1,838
        Registration fees .........................................        15,897         30,724         27,483           --
        Other expenses ............................................         4,186            844            614           --
        12b-1 distribution plan fees ..............................       212,023         46,600         26,062         52,941
                                                                      -----------    -----------    -----------    -----------
                                                                          758,241        207,793        111,748        156,645
Less:  Earnings credits applied ...................................          --             --           (2,744)          --
       Reimbursement of expenses ..................................       (34,672)       (75,262)       (39,398)       (55,715)
                                                                      -----------    -----------    -----------    -----------
       Total expenses .............................................       723,569        132,531         69,606        100,930
                                                                      -----------    -----------    -----------    -----------
                        Net investment income .....................     3,695,117        658,917        429,269        708,111

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain during the period on
                investments .......................................     1,119,315        184,827         54,799        120,648
        Net change in unrealized appreciation
                (depreciation) during the period on
                investments .......................................      (339,170)       166,956         13,121       (394,063)
                                                                      -----------    -----------    -----------    -----------
                                Net gain (loss) ...................       780,145        351,783         67,920       (273,415)
                                                                      -----------    -----------    -----------    -----------
                                     Net increase in net assets
                                          resulting from operations   $ 4,475,262    $ 1,010,700    $   497,189    $   434,696
                                                                      ===========    ===========    ===========    ===========
                                                                        SECURITY        SECURITY
                                                                     MUNICIPAL BOND       CASH
                                                                          FUND            FUND
                                                                      ------------   ------------
INVESTMENT INCOME:
        Interest ..................................................   $ 1,147,827    $ 3,667,940

EXPENSES:
        Management fees ...........................................       113,719        326,960
        Custodian fees ............................................         2,018          5,740
        Transfer/maintenance fees .................................        13,726        125,374
        Administration fees .......................................        20,469         29,803
        Directors' fees ...........................................         8,755          8,491
        Professional fees .........................................         6,299         11,239
        Reports to shareholders ...................................         7,255          3,061
        Registration fees .........................................        19,430         80,274
        Other expenses ............................................         1,893           --
        12b-1 distribution plan fees ..............................        17,095           --
                                                                      -----------    -----------
                                                                          210,659        590,942
Less:  Earnings credits applied ...................................        (2,018)          --
       Reimbursement of expenses ..................................        (2,927)          --
                                                                      -----------    -----------
       Total expenses .............................................       205,714        590,942
                                                                      -----------    -----------
                        Net investment income .....................       942,113      3,076,998

NET REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain during the period on
                investments .......................................       272,376           --
        Net change in unrealized appreciation
                (depreciation) during the period on
                investments .......................................       131,309           --
                                                                      -----------    -----------
                                Net gain (loss) ...................       403,685           --
                                                                      -----------    -----------
                                     Net increase in net assets
                                          resulting from operations   $ 1,345,798    $ 3,076,998
                                                                      ===========    ===========

                            SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
DECEMBER 31, 1998

                                                                          SECURITY INCOME FUND
                                                    ----------------------------------------------------------------
                                                                          U.S.           LIMITED          HIGH
                                                       CORPORATE       GOVERNMENT        MATURITY         YIELD
                                                      BOND SERIES        SERIES         BOND SERIES       SERIES
                                                    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:

        Net investment income ...................   $   3,695,117    $     658,917    $     429,269    $     708,111
        Net realized gain .......................       1,119,315          184,827           54,799          120,648
        Unrealized appreciation (depreciation)
                during the period ...............        (339,170)         166,956           13,121         (394,063)
                                                    -------------    -------------    -------------    -------------
                Net increase in net assets
                        resulting from operations       4,475,262        1,010,700          497,189          434,696

DISTRIBUTIONS TO SHAREHOLDERS FROM:

        Net investment income
                Class A .........................      (3,295,442)        (558,165)        (369,492)        (421,676)
                Class B .........................        (392,086)        (101,909)         (59,672)        (284,325)
        Net realized gain
                Class A .........................            --               --               --            (69,754)
                Class B .........................            --               --               --            (50,663)
                                                    -------------    -------------    -------------    -------------
                        Total distributions to
                                shareholders ....      (3,687,528)        (660,074)        (429,164)        (826,418)

CAPITAL SHARE TRANSACTIONS (A):

        Proceeds from sale of shares
                Class A .........................       9,456,996       11,636,842          930,954        1,305,154
                Class B .........................       6,749,469        5,947,155          308,521          725,072
        Dividends reinvested
                Class A .........................       2,451,335          496,431          327,974          485,918
                Class B .........................         338,481           96,301           59,625          330,173
        Shares redeemed
                Class A .........................     (16,052,921)      (7,406,532)        (441,561)        (958,823)
                Class B .........................      (5,674,709)      (3,532,042)         (78,374)      (1,090,329)
                                                    -------------    -------------    -------------    -------------
                Net increase (decrease)
                        from capital share
                        transactions ............      (2,731,349)       7,238,155        1,107,139          797,165
                                                    -------------    -------------    -------------    -------------
                        Total increase (decrease)
                           in net assets ........      (1,943,615)       7,588,781        1,175,164          405,443

NET ASSETS:

        Beginning of year .......................      62,979,930        8,742,587        6,544,174        9,611,465
                                                    -------------    -------------    -------------    -------------
        End of year .............................   $  61,036,315    $  16,331,368    $   7,719,338    $  10,016,908
                                                    =============    =============    =============    =============

Undistributed net investment income
        at end of year ..........................   $      13,549    $       2,607    $       4,202    $       2,110
                                                    =============    =============    =============    =============


  (a) Shares issued and redeemed
        Shares sold
                Class A .........................      1,328,007         2,375,565           89,736           83,624
                Class B .........................        941,610         1,218,421           29,782           46,914
        Dividends reinvested
                Class A .........................        346,774           101,709           31,739           31,457
                Class B .........................         47,576            19,745            5,781           21,420
        Shares redeemed
                Class A .........................     (2,260,991)       (1,513,349)         (42,567)         (60,714)
                Class B .........................       (794,135)         (724,045)          (7,583)        (124,440)
                                                    -------------    -------------    -------------    -------------
                Net increase (decrease)..........       (391,159)        1,478,046          106,888           53,712
                                                    =============    =============    =============    =============
                                                       SECURITY          SECURITY
                                                     MUNICIPAL BOND        CASH
                                                         FUND              FUND
                                                    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:

        Net investment income ...................   $     942,113    $   3,076,998
        Net realized gain .......................         272,376             --
        Unrealized appreciation (depreciation)
                during the period ...............         131,309             --
                                                    -------------    -------------
                Net increase in net assets
                        resulting from operations       1,345,798        3,076,998

DISTRIBUTIONS TO SHAREHOLDERS FROM:

        Net investment income
                Class A .........................        (895,549)      (3,076,998)
                Class B .........................         (49,226)            --
        Net realized gain
                Class A .........................            --               --
                Class B .........................            --               --
                                                    -------------    -------------
                        Total distributions to
                                shareholders ....        (944,775)      (3,076,998)

CAPITAL SHARE TRANSACTIONS (a):

        Proceeds from sale of shares
                Class A .........................       1,206,819      181,678,722
                Class B .........................         228,767             --
        Dividends reinvested
                Class A .........................         541,785        2,862,953
                Class B .........................          25,166             --
        Shares redeemed
                Class A .........................      (5,053,185)    (180,154,877)
                Class B .........................      (1,268,565)            --
                                                    -------------    -------------
                Net increase (decrease)
                        from capital share
                        transactions ............      (4,319,213)       4,386,798
                                                    -------------    -------------
                        Total increase (decrease)
                           in net assets ........      (3,918,190)       4,386,798

NET ASSETS:

        Beginning of year .......................      24,297,312       57,440,785
                                                    -------------    -------------
        End of year .............................   $  20,379,122    $  61,827,583
                                                    =============    =============
Undistributed net investment income
        at end of year ..........................   $         290    $       --
                                                    =============    =============
  (a) Shares issued and redeemed
        Shares sold
                Class A .........................         119,141      181,678,722
                Class B .........................          22,491            --
        Dividends reinvested
                Class A .........................          53,431        2,862,953
                Class B .........................           2,480            --
        Shares redeemed
                Class A .........................        (495,418)    (180,154,877)
                Class B .........................        (124,440)           --
                                                    -------------    -------------
                Net increase (decrease)..........        (422,315)       4,386,798
                                                    =============    =============

                            SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                         SECURITY INCOME FUND
                                                    ----------------------------------------------------------------
                                                                          U.S.           LIMITED          HIGH
                                                       CORPORATE       GOVERNMENT        MATURITY         YIELD
                                                      BOND SERIES        SERIES         BOND SERIES       SERIES
                                                    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
        Net investment income ...................   $   4,348,326    $     564,698    $     428,582    $     562,155
        Net realized gain (loss) ................        (819,146)          17,807           14,159          159,295
        Unrealized appreciation (depreciation)
                during the period ...............       2,374,236          149,552           89,543          126,911
                                                    -------------    -------------    -------------    -------------
                Net increase in net assets
                        resulting from operations       5,903,416          732,057          532,284          848,361

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                Class A .........................      (3,949,944)        (514,896)        (368,619)        (321,919)
                Class B .........................        (403,170)         (46,196)         (56,487)        (241,725)
        Net realized gain
                Class A .........................            --               --               --            (67,514)
                Class B .........................            --               --               --            (57,795)
                                                    -------------    -------------    -------------    -------------
                        Total distributions to
                                shareholders ....      (4,353,114)        (561,092)        (425,106)        (688,953)

CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from sale of shares
                Class A .........................       7,162,943        1,566,140        1,371,189        2,272,583
                Class B .........................       4,821,878          684,955          399,599        1,441,420
        Dividends reinvested
                Class A .........................       2,918,082          427,733          329,483          389,121
                Class B .........................         363,965           40,597           56,486          298,860
        Shares redeemed
                Class A .........................     (28,343,679)      (2,531,194)      (1,243,300)        (358,981)
                Class B .........................      (6,157,206)        (314,008)        (175,370)         (90,052)
                                                    -------------    -------------    -------------    -------------
                Net increase (decrease)
                        from capital share
                        transactions ............     (19,234,017)        (125,777)         738,087        3,952,951
                                                    -------------    -------------    -------------    -------------
                        Total increase (decrease)
                           in net assets ........     (17,683,715)          45,188          845,265        4,112,359
NET ASSETS:
        Beginning of period .....................      80,663,645        8,697,399        5,698,909        5,499,106
                                                    -------------    -------------    -------------    -------------
        End of period ...........................   $  62,979,930    $   8,742,587    $   6,544,174    $   9,611,465
                                                    =============    =============    =============    =============
Undistributed net investment income
        at end of period ........................   $      22,204    $       3,764    $       4,097    $       --
                                                    =============    =============    =============    =============
        (a) Shares issued and redeemed
                Shares sold
                        Class A .................       1,036,267          329,947          136,018          146,171
                        Class B .................         691,990          144,444           39,239           91,689
                Dividends reinvested
                        Class A .................         425,158           90,953           32,458           24,910
                        Class B .................          52,774            8,630            5,576           19,160
                Shares redeemed
                        Class A .................      (4,129,146)        (535,552)        (122,325)         (22,867)
                        Class B .................        (886,785)         (66,308)         (17,298)          (5,669)
                                                    -------------    -------------    -------------    -------------
                        Net increase (decrease) .      (2,809,742)         (27,886)          73,668          253,394
                                                    =============    =============    =============    =============
                                                       SECURITY         SECURITY
                                                     MUNICIPAL BOND       CASH
                                                          FUND            FUND
                                                    -------------    -------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
        Net investment income ...................   $     974,901    $   2,334,419
        Net realized gain (loss) ................         230,930             --
        Unrealized appreciation (depreciation)
                during the period ...............         592,486             --
                                                    -------------    -------------
                Net increase in net assets
                        resulting from operations       1,798,317        2,334,419

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income
                Class A .........................        (930,144)      (2,334,419)
                Class B .........................         (47,364)            --
        Net realized gain
                Class A .........................            --               --
                Class B .........................            --               --
                                                    -------------    -------------
                        Total distributions to
                                shareholders ....        (977,508)      (2,334,419)

CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from sale of shares
                Class A .........................       2,482,623      234,698,276
                Class B .........................       1,198,639             --
        Dividends reinvested
                Class A .........................         493,192        2,203,684
                Class B .........................          31,059             --
        Shares redeemed
                Class A .........................      (5,087,737)    (224,791,899)
                Class B .........................        (455,776)            --
                                                    -------------    -------------
                Net increase (decrease)
                        from capital share
                        transactions ............      (1,338,000)      12,110,061
                                                    -------------    -------------
                        Total increase (decrease)
                           in net assets ........        (517,191)      12,110,061

NET ASSETS:
        Beginning of period .....................      24,814,503       45,330,724
                                                    -------------    -------------
        End of period ...........................   $  24,297,312    $  57,440,785
                                                    =============    =============
Undistributed net investment income
        at end of period ........................   $       2,952    $        --
                                                    =============    =============
        (a) Shares issued and redeemed
                Shares sold
                        Class A .................         251,471      234,698,276
                        Class B .................         120,884             --
                Dividends reinvested
                        Class A .................          49,419        2,203,684
                        Class B .................           3,160             --
                Shares redeemed
                        Class A .................        (519,951)    (224,791,899)
                        Class B .................         (46,659)            --
                                                    -------------    -------------
                        Net increase (decrease) .        (141,676)      12,110,061
                                                    =============    =============

                            SEE ACCOMPANYING NOTES.
                                       27

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORPORATE BOND SERIES (CLASS A)

                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                                    ------------------------------------------------------------------------------
                                                     1998(b)(c)       1997(c)         1996(c)(e)       1995(c)(e)          1994
                                                    -----------      ----------       ----------       ----------       ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........     $     7.05       $     6.87       $     7.39       $     6.68       $     7.81

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................           0.43             0.45             0.47             0.47             0.49
Net Gain (Loss) on Securities
        (realized & unrealized) ...............           0.09             0.19            (0.52)            0.71            (1.13)
                                                    ----------       ----------       ----------       ----------       ----------
Total from Investment Operations ..............           0.52             0.64            (0.05)            1.18            (0.64)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........          (0.43)           (0.46)           (0.47)           (0.47)           (0.49)
Distributions (from Capital Gains) ............           --               --               --               --               --
                                                    ----------       ----------       ----------       ----------       ----------
        Total Distributions ...................          (0.43)           (0.46)           (0.47)           (0.47)           (0.49)
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE END OF PERIOD .................     $     7.14       $     7.05       $     6.87       $     7.39       $     6.68
                                                    ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a) ..............................            7.6%             9.7%            (0.5%)           18.2%            (8.3%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........     $   53,055       $   56,487       $   73,360       $   93,701       $   90,593
Ratio of Expenses to Average Net Assets .......           1.06%            1.07%            1.01%            1.02%            1.01%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .................           6.01%            6.50%            6.54%            6.62%            6.91%
Portfolio Turnover Rate .......................             64%             120%             292%             200%             204%
CORPORATE BOND SERIES (CLASS B)

                                                                              FISCAL PERIOD ENDED DECEMBER 31
                                                        ---------------------------------------------------------------------------
                                                        1998 (b)(c)     1997(b)(c)      1996(b)(c)(e)   1995(b)(c)(e)      1994(b)
                                                        ----------      ---------       ------------    ------------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................     $    7.09       $    6.90       $    7.43       $    6.71       $    7.84

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................          0.37            0.40            0.40            0.40            0.43
Net Gain (Loss) on Securities
        (realized & unrealized) ....................          0.10            0.19           (0.52)           0.73           (1.13)
                                                         ---------       ---------       ---------       ---------       ---------
Total from Investment Operations ...................          0.47            0.59           (0.12)           1.13           (0.70)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............         (0.37)          (0.40)          (0.41)          (0.41)          (0.43)
Distributions (from Capital Gains) .................          --              --              --              --              --
                                                         ---------       ---------       ---------       ---------       ---------
        Total Distributions ........................         (0.37)          (0.40)          (0.41)          (0.41)          (0.43)
                                                         ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD ......................     $    7.19       $    7.09       $    6.90       $    7.43       $    6.71
                                                         =========       =========       =========       =========       =========
TOTAL RETURN(a) ....................................           6.9%            8.7%           (1.4%)          17.3%           (9.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............     $   7,982       $   6,493       $   7,303       $   5,743       $   3,878
Ratio of Expenses to Average Net Assets ............          1.85%           1.85%           1.85%           1.85%           1.85%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ......................          5.18%           5.72%           5.70%           5.80%           6.08%
Portfolio Turnover Rate ............................            64%            120%            292%            200%            204%

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

U.S. GOVERNMENT SERIES (CLASS A)

                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                     ----------------------------------------------------------------------------
                                                     1998 (b)(c)      1997(b)(c)     1996(b)(c)(e)   1995(b)(c)(e)       1994(b)
                                                     ----------       ----------     ------------    ------------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............     $     4.81       $     4.71      $     4.97      $     4.35       $     4.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................           0.27             0.32            0.31            0.30             0.30
Net Gain (Loss) on Securities
        (realized & unrealized) ................           0.16             0.10           (0.26)           0.62            (0.62)
                                                     ----------       ----------      ----------      ----------       ----------
Total from Investment Operations ...............           0.43             0.42            0.05            0.92            (0.32)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........          (0.28)           (0.32)          (0.31)          (0.30)           (0.30)
Distributions (from Capital Gains) .............           --               --              --              --               --
                                                     ----------       ----------      ----------      ----------       ----------
        Total Distributions ....................          (0.28)           (0.32)          (0.31)          (0.30)           (0.30)
                                                     ----------       ----------      ----------      ----------       ----------
NET ASSET VALUE END OF PERIOD ..................     $     4.96       $     4.81      $     4.71      $     4.97       $     4.35
                                                     ==========       ==========      ==========      ==========       ==========
TOTAL RETURN (a) ...............................            9.1%             9.2%            1.3%           21.9%            (6.5%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........     $   12,664       $    7,652      $    8,036      $   10,080       $    8,309
Ratio of Expenses to Average Net Assets ........           0.93%            0.60%           0.65%           1.11%            1.10%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..................           5.62%            6.10%           6.44%           6.41%            6.47%
Portfolio Turnover Rate ........................             78%              39%             75%             81%             220%

U.S. GOVERNMENT SERIES (CLASS B)
                                                                            FISCAL PERIOD ENDED DECEMBER 31
                                                         --------------------------------------------------------------------------
                                                         1998 (b)(c)      1997(b)(c)     1996(b)(c)(e)    1995(b)(c)(e)   1994(b)
                                                         ----------       ---------      ------------     ------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............      $    4.80        $    4.71        $    4.97      $    4.35      $    4.97

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .............................           0.22             0.26             0.25           0.26           0.26
Net Gain (Loss) on Securities
        (realized & unrealized) ...................           0.16             0.10            (0.25)          0.63          (0.62)
                                                         ---------        ---------        ---------      ---------      ---------
Total from Investment Operations ..................           0.38             0.36            (0.00)          0.89          (0.36)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ............          (0.23)           (0.27)           (0.26)         (0.27)         (0.26)
Distributions (from Capital Gains) ................           --               --               --             --             --
                                                         ---------        ---------        ---------      ---------      ---------
        Total Distributions .......................          (0.23)           (0.27)           (0.26)         (0.27)         (0.26)
                                                         ---------        ---------        ---------      ---------      ---------
NET ASSET VALUE END OF PERIOD .....................      $    4.95        $    4.80        $    4.71      $    4.97      $    4.35
                                                         =========        =========        =========      =========      =========
TOTAL RETURN (a) ..................................            8.0%             7.9%           (0.02%)         20.9%          (7.4%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............      $   3,668        $   1,091        $     661      $     582      $     321
Ratio of Expenses to Average Net Assets ...........           1.85%            1.68%            1.86%          1.87%          1.85%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .....................           4.66%            5.02%            5.23%          5.69%          5.76%
Portfolio Turnover Rate ...........................             78%              39%              75%            81%           220%

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

LIMITED MATURITY BOND SERIES (CLASS A)

                                                      FISCAL PERIOD ENDED DECEMBER 31
                                         ----------------------------------------------------------
                                         1998 (b)(c)(e) 1997(b)(c)(e) 1996(b)(c)(e) 1995(b)(c)(d)(e)
                                         -------------  ------------  ------------  ---------------
NET ASSET VALUE BEGINNING OF PERIOD ...   $   10.30     $   10.14     $   10.66     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................        0.65          0.72          0.72          0.62
Net Gain (Loss) on Securities
        (realized & unrealized) .......        0.10          0.16         (0.51)         0.65
                                          ---------     ---------     ---------     ---------
Total from Investment Operations ......        0.75          0.88          0.21          1.27

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)        (0.65)        (0.72)        (0.72)        (0.61)
Distributions (from Capital Gains) ....        --            --            --            --
Return of Capital .....................        --            --           (0.01)         --
                                          ---------     ---------     ---------     ---------
        Total Distributions ...........       (0.65)        (0.72)        (0.73)        (0.61)
                                          ---------     ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD .........   $   10.40     $   10.30     $   10.14     $   10.66
                                          =========     =========     =========     =========
TOTAL RETURN (a) ......................         7.5%          9.0%          2.1%         13.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..   $   6,365     $   5,490     $   4,938     $   3,322
Ratio of Expenses to Average Net Assets        0.87%         0.55%         0.90%         0.84%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .........        6.30%         7.10%         6.97%         5.97%
Portfolio Turnover Rate ...............          58%           76%          105%            4%

LIMITED MATURITY BOND SERIES (CLASS B)
                                                           FISCAL PERIOD ENDED DECEMBER 31
                                           --------------------------------------------------------------
                                           1998 (b)(c)(e)   1997(b)(c)(e)   1996(b)(c)(e)  1995(b)(c)(d)(e)
                                           -------------    ------------    ------------   --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....   $   10.27        $   10.14       $   10.67      $   10.00

INCOME FROM INVESTMENT OPERATIONS:
        Net Investment Income ..........        0.53             0.61            0.63           0.53
        Net Gain (Loss) on Securities
                (realized & unrealized)         0.11             0.14           (0.52)          0.66
                                           ---------        ---------       ---------      ---------
        Total from Investment Operations        0.64             0.75            0.11           1.19

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .       (0.54)           (0.62)          (0.63)         (0.52)
Distributions (from Capital Gains) .....        --               --              --             --
Return of Capital ......................        --               --             (0.01)          --
                                           ---------        ---------       ---------      ---------
Total Distributions ....................       (0.54)           (0.62)          (0.64)         (0.52)
                                           ---------        ---------       ---------      ---------
NET ASSET VALUE END OF PERIOD ..........   $   10.37        $   10.27       $   10.14      $   10.67
                                           =========        =========       =========      =========
TOTAL RETURN (a) .......................         6.4%             7.7%            1.1%          12.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...   $   1,354        $   1,054       $     761      $     752
Ratio of Expenses to Average Net Assets         1.89%            1.50%           1.88%          1.71%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..........        5.18%            6.15%           5.99%          5.12%
Portfolio Turnover Rate ................          58%              76%            105%             4%

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS A)

                                                       FISCAL PERIOD ENDED DECEMBER 31
                                                   ----------------------------------------
                                                   1998 (b)(c)   1997(b)(c)    1996(b)(c)(f)
                                                   ----------    ---------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $   15.71     $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................        1.22          1.25          0.45
Net Gain (Loss) on Securities
        (realized & unrealized) ................       (0.47)         0.60          0.32
                                                   ---------     ---------     ---------
                Total from Investment Operations        0.75          1.85          0.77

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........       (1.22)        (1.25)        (0.45)
Distributions (from Capital Gains) .............       (0.19)        (0.21)         --
                                                   ---------     ---------     ---------
        Total Distributions ....................       (1.41)        (1.46)        (0.45)
                                                   ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $   15.05     $   15.71     $   15.32
                                                   =========     =========     =========
TOTAL RETURN (a) ...............................         5.0%         12.6%          5.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   5,781     $   5,179     $   2,780
Ratio of Expenses to Average Net Assets ........        0.76%         0.87%         1.54%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..................        7.96%         8.14%         7.47%
Portfolio Turnover Rate ........................         103%           87%          168%

HIGH YIELD SERIES (CLASS B)
                                                       FISCAL PERIOD ENDED DECEMBER 31
                                                   ----------------------------------------
                                                   1998 (b)(c)    1997(b)(c)   1996(b)(c)(f)
                                                   ----------    ----------    ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $   15.68     $   15.32     $   15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..........................        1.10          1.10          0.41
Net Gain (Loss) on Securities
        (realized & unrealized) ................       (0.47)         0.59          0.32
                                                   ---------     ---------     ---------
Total from Investment Operations ...............        0.63          1.69          0.73

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........       (1.10)        (1.12)        (0.41)
Distributions (from Capital Gains) .............       (0.19)        (0.21)         --
                                                   ---------     ---------     ---------
        Total Distributions ....................       (1.29)        (1.33)        (0.41)
                                                   ---------     ---------     ---------
NET ASSET VALUE END OF PERIOD ..................   $   15.02     $   15.68     $   15.32
                                                   =========     =========     =========
TOTAL RETURN (a) ...............................         4.2%         11.5%          4.9%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   4,236     $   4,432     $   2,719
Ratio of Expenses to Average Net Assets ........        1.53%         1.80%         2.26%
Ratio of Net Investment Income (Loss)
        to Average Net Assets ..................        7.17%         7.21%         6.74%
Portfolio Turnover Rate ........................         103%           87%          168%

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                          ----------------------------------------------------------------------
                                          1998 (b)(c)(e)  1997(b)(c)    1996(b)(c)(e)  1995(b)(c)(e)     1994
                                          -------------  ----------     ------------   ------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...   $    10.08     $     9.72     $     9.94     $     9.05     $    10.37

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................         0.43           0.42           0.45           0.48           0.47
Net Gain (Loss) on Securities
        (realized & unrealized) .......         0.17           0.36          (0.21)          0.89          (1.32)
                                          ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ......         0.60           0.78           0.24           1.37          (0.85)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)         (0.44)         (0.42)         (0.46)         (0.48)         (0.47)
Distributions (from Capital Gains) ....         --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------
        Total Distributions ...........        (0.44)         (0.42)         (0.46)         (0.48)         (0.47)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .........   $    10.24     $    10.08     $     9.72     $     9.94     $     9.05
                                          ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (a) ......................          6.1%           8.3%           2.5%          15.5%          (8.3%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..   $   19,012     $   21,953     $   23,304     $   25,026     $   24,092
Ratio of Expenses to Average Net Assets         0.82%          0.82%          0.78%          0.86%          0.82%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .........         4.23%          4.29%          4.67%          5.02%          4.74%
Portfolio Turnover Rate ...............           94%            48%            54%           103%            88%

SECURITY MUNICIPAL BOND FUND (CLASS B)
                                                               FISCAL PERIOD ENDED DECEMBER 31
                                          ----------------------------------------------------------------------
                                          1998 (b)(c)(e)  1997(b)(c)    1996(b)(c)(e)  1995(b)(c)(e)    1994(b)
                                          -------------  ----------     ------------   ------------   ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...   $    10.08     $     9.73     $     9.95     $     9.05     $    10.37

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................         0.31           0.29           0.33           0.37           0.35
Net Gain (Loss) on Securities
        (realized & unrealized) .......         0.17           0.37          (0.21)          0.90          (1.32)
                                          ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ......         0.48           0.66           0.12           1.27          (0.97)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)         (0.30)         (0.31)         (0.34)         (0.37)         (0.35)
Distributions (from Capital Gains) ....         --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------
        Total Distributions ...........        (0.30)         (0.31)         (0.34)         (0.37)         (0.35)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .........   $    10.26     $    10.08     $     9.73     $     9.95     $     9.05
                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ......................          4.8%           6.9%           1.2%          14.3%          (9.5%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..   $    1,367     $    2,344     $    1,510     $    1,190     $      760
Ratio of Expenses to Average Net Assets         2.01%          2.00%          2.01%          2.00%          2.00%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .........         3.04%          3.11%          3.44%          3.90%          3.50%
Portfolio Turnover Rate ...............           94%            48%            54%           103%            88%

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY CASH FUND

                                                               FISCAL PERIOD ENDED DECEMBER 31
                                          ----------------------------------------------------------------------
                                            1998 (e)       1997 (c)     1996(b)(c)(e)   1995(b)(c)(e)    1994
                                          ----------     ----------     ------------   -------------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................         0.05           0.05           0.05           0.05           0.03
Net Gain (Loss) on Securities
        (realized & unrealized) .......         --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ......         0.05           0.05           0.05           0.05           0.03

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)         (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
Distributions (from Capital Gains) ....         --             --             --             --             --
                                          ----------     ----------     ----------     ----------     ----------
        Total Distributions ...........        (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .........   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                          ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a) ......................          4.7%           4.9%           4.6%           5.0%           3.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..   $   61,828     $   57,441     $   45,331     $   38,158     $   58,102
Ratio of Expenses to Average Net Assets         0.89%          0.90%          1.01%          1.00%          0.96%
Ratio of Net Investment Income (Loss)
        to Average Net Assets .........         4.60%          4.80%          4.47%          5.00%          3.24%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                               1994       1995       1996     1997       1998
                                               ----       ----       ----     ----       ----
        Corporate Bond Series   Class B        2.00%      2.19%      2.05%    2.10%      2.32%
        U.S. Government Series  Class A        1.20%      1.22%      1.17%    1.06%      1.43%
                                Class B        2.91%      3.70%      3.26%    2.14%      3.03%
        Limited Maturity        Class A          --       1.04%      1.40%    1.04%      1.38%
           Bond Series          Class B          --       2.12%      2.60%    1.99%      2.70%
        High Yield Series       Class A          --         --       2.11%    1.44%      1.36%
                                Class B          --         --       2.83%    2.37%      2.13%
        Municipal Bond Fund     Class A          --       0.86%      0.78%    0.83%      0.82%
                                Class B        2.32%      2.45%      2.19%    2.00%      2.18%
        Cash Fund                                --       1.04%      1.01%      --         --

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.

(e) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                           1995    1996    1997    1998
                                           ----    ----    ----    ----
        Corporate Bond Series   Class A    1.02%   1.01%    --      --
                                Class B    1.85%   1.85%    --      --
        U.S. Government Series  Class A    1.10%   0.64%    --      --
                                Class B    1.85%   1.85%    --      --
        Limited Maturity        Class A    0.81%   0.87%   0.51%   0.83%
           Bond Series          Class B    1.65%   1.85%   1.46%   1.85%
        Municipal Bond Fund     Class A    0.85%   0.77%   0.83%   0.82%
                                Class B    2.00%   2.00%   2.00%   2.00%
        Cash Fund                          1.00%   1.00%   1.00%   0.89%

(f) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.

                            SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

   Security Income Fund, Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. The Funds began offering an additional class of shares ("B" shares) on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   A. SECURITY VALUATION - Valuations of Income Funds' and Municipal Bond Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

   Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.

   B. OPTIONS - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

   C. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premiums and discounts (except original issue discounts) on debt securities are not amortized, except Security Municipal Bond Fund which amortizes premiums.

   D. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

   E. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   F. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

   G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average daily net assets of each fund, except for the High Yield Series which fees are
 .60 of 1% of the average daily net assets of the Series. The Investment Manager pays Salomon Brothers Asset Management, Inc., an annual fee equal to .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the Fund. The investment advisory contract for Security Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the year ended December 31, 1998, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S. Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1998. The investment advisory contract for Municipal Bond Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, Rule 12b-1 fees, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1.0% of the average net assets of the Fund as calculated on a daily basis. The investment advisory contract for Security Cash Fund provides that the total annual expenses of the Fund, exclusive of interest, taxes, brokerage fees and commissions and extraordinary expenses, will not exceed an amount equal to an annual rate of 1% of the average net assets of the Fund as calculated on a daily basis.

   The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.

   As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Municipal Bond Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.

   Income and Municipal Bond Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average daily net assets of Class B shares. Class A shares of Security Income Fund and Security Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average daily net assets of each Series.

   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Security Income and Municipal Bond Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the year ended December 31, 1998, in the amounts presented below:

                     CORPORATE      U.S.     LIMITED   HIGH    MUNICIPAL
                        BOND     GOVERNMENT  MATURITY  YIELD     BOND
                       SERIES      SERIES    SERIES   SERIES     FUND
                      --------    -------    ------   -------  --------
SDI underwriting
          (Class A)   $  4,808    $ 3,676    $  448   $   578  $  3,709
CDSC      (Class B)   $ 14,332    $ 2,208    $  803   $   127  $  5,887
Broker/Dealer
          (Class A)   $ 24,507    $30,822    $3,406   $12,334  $ 14,606
Broker/Dealer
          (Class B)   $ 32,326    $41,452    $1,963   $14,139  $  5,737

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

3. INVESTMENT TRANSACTIONS

   Investment transactions for the year ended December 31, 1998, (excluding overnight investments and short-term debt securities) were as follows:

                  CORPORATE      U.S.       LIMITED       HIGH        MUNICIPAL
                     BOND     GOVERNMENT    MATURITY      YIELD         BOND
                    SERIES      SERIES      SERIES       SERIES         FUND
                   --------    -------      ------       -------      --------
Purchases       $39,090,037  $15,528,563   $4,901,969    $9,768,262  $20,858,698
Proceeds from
    sales       $41,426,196  $ 9,036,592   $3,769,424    $9,374,654  $24,939,544

4. FEDERAL INCOME TAX MATTERS

   The amounts of unrealized appreciation (depreciation) as of December 31, 1998, were as follows:

                  CORPORATE      U.S.       LIMITED       HIGH        MUNICIPAL
                     BOND     GOVERNMENT    MATURITY      YIELD         BOND
                    SERIES      SERIES      SERIES       SERIES         FUND
                   --------    -------      ------       -------      --------
Gross unrealized
    appreciation  $2,163,420  $488,161     $228,327     $209,410      $1,175,648
Gross unrealized
    depreciation    (331,081)  (10,064)     (62,113)    (329,495)        -
                  ----------  --------     --------    ---------      ----------
Net unrealized
    appreciation  $1,832,339  $478,097     $166,214    ($120,085)     $1,175,648
                  ==========  ========     ========    =========      ==========

   At December 31, 1998, the following Funds had accumulated net realized capital loss carryovers as shown:

                                            Capital
                                             Loss              Expiration
                                           Carryover             Year
                                           ---------      ----------------
Corporate Bond                            $12,073,003     2002, 2004, 2005
     Series
U.S. Government                              $775,743                 2002
     Series
Limited Maturity                               $7,792                 2004
     Bond Series
Municipal Bond                               $974,581                 2002
     Fund

For Federal income tax purposes, High Yield Series designated $50,664 as capital gains dividends.

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND, SECURITY MUNICIPAL BOND FUND
AND SECURITY CASH FUND

   We have audited the accompanying balance sheets, including the schedule of investments, of Security Municipal Bond Fund, (formerly Security Tax-Exempt
Fund) Security Cash Fund and the following series of Security Income Fund (Corporate Bond, U.S. Government, Limited Maturity Bond and High Yield Bond Series) (the Funds) as of December 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds indicated above at December 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 5, 1999

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund

Security Equity Fund
  o  Equity Series
  o  Global Series
  o  Asset Allocation Series
  o  Social Awareness Series
  o  Value Series
  o  Small Company Series

Security Ultra Fund

Security Income Fund
  o  Corporate Bond Series
  o  U.S. Government Series
  o  Limited Maturity Bond Series
  o  High Yield Series

Security Municipal Bond Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

----------------------------------
[LOGO] SECURITY DISTRIBUTORS, INC.
----------------------------------

700 SW Harrison St.
Topeka, KS 66636-0001


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
Maria Fiorini Ramirez (Income Fund only)
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Michael A. Peterson, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

 MFR

ANNUAL
REPORT

DECEMBER 31, 1998

    O   MFR EMERGING
        MARKETS TOTAL
        RETURN SERIES

    O   MFR GLOBAL
        ASSET ALLOCATION
        SERIES

    O   MFR GLOBAL
        HIGH YIELD
        SERIES

[LOGO] MFR Advisors Inc.

[LOGO] SECURITY DISTRIBUTORS, INC.
       A Member of The Security Benefit
       Group of Companies

MFR EMERGING MARKETS TOTAL RETURN

MANAGER'S COMMENTARY
FEBRUARY 15, 1999

TO OUR SHAREHOLDERS:

The best thing we can say about 1998 is that it is over. Continued currency devaluations in Asia, debt defaults in Russia and political turmoil such as we saw in Indonesia combined to make it a particularly unrewarding year in emerging markets. The good news is that the Emerging Markets Total Return Series performed admirably for the year-it was the only emerging markets fund in its Lipper peer group with a positive total return for the year-and that the worst for these markets may be finally be behind us.

For 1998 the Series had a total return of +10.21%, solidly ahead of the average return of -26.83% for our peer group as reported by Lipper Analytical Services.1 For comparison purposes, the widely recognized International Finance Corporation Emerging Markets Regional Investable Index fell 21.98% for the year.

LARGE ALLOCATIONS TO GREECE AND PORTUGAL

Throughout the year the Series maintained a particularly high allocation to the Greek and Portugese markets, totaling over 30% of portfolio assets. As we have mentioned in previous letters to shareholders, we believed that both countries would benefit from their renewed fiscal discipline that was a part of their drive to enter the European Monetary Union (EMU).

As of January 1, 1999, Portugal is one of the eleven European countries that now use the common currency of the EMU, the euro. Since its entry into EMU, Portugal will become the first country ever to be selected to "graduate" from the International Finance Corporation's emerging markets indexes. For 1998 the Portugese stock market as represented by the Lisbon BVL General Index was up 26.2% in local currency terms.

We believe Greece will be approved for entry into EMU in 2001. Accordingly, the Greek market still presents excellent investment opportunities. With a 9% difference in short term interest rates between the EMU countries (3%) and Greece (12%), it is not hard to see that the Greek economy could continue to be propelled higher as their interest rates converge downward toward the EMU rates. For 1998, the Greek stock market, as seen in the Athens Stock Exchange Composite, was one of the top performing markets in the world with a total return of 86.3% in local currency terms.

NEXT YEAR'S OUTLOOK

We are quite optimistic for 1999. In our view there is little doubt that Asia is on the road to recovery. Central Europe has absorbed the shock waves from Russia's debt default and economic collapse. Latin America, while vulnerable to continued Brazilian troubles, has already had its assets marked down significantly in 1998.

Our favorite countries, not surprisingly, continue to be Portugal and Greece. However, we now have a third favorite country, the Philippines. The Philippine economy enters 1999 on firm footing, having managed to show positive economic growth in 1998. This was not an easy feat, considering that many of its neighbors saw their economies shrink in excess of 5%. In addition, its banking system remains sound. Unlike South Korea, Thailand, and even Japan, nonperforming loans at banks in the Philippines are peaking at manageable levels. Furthermore, its biggest trading partner, the United States, continues to grow economically and absorb an increasing number of Philippine goods. We believe these positive attributes combined with a stabilizing Asia should provide fertile ground for significant equity upside in 1999.

In summary, 1998 was a difficult year in emerging markets, but it was also a year which highlighted the positives of our asset allocation approach to emerging market investing. We look forward to the challenges of the new year and firmly believe that 1999 will be a much better year for emerging markets.


Maria Fiorini Ramirez
President and CEO
MFR Advisors, Inc.

Bruce Jensen
Chief Investment Officer
MFR Advisors, Inc.

(1)Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MFR EMERGING MARKETS TOTAL RETURN

MANAGER'S COMMENTARY
FEBRUARY 15, 1999


                       MFR EMERGING MARKETS TOTAL RETURN
                            VS. IFC EMERGING MARKETS
                           REGIONAL INVESTABLE INDEX
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                MFR EMERGING MARKETS            IFC EMERGING MARKETS
                TOTAL RETURN SERIES           REGIONAL INVESTABLE INDEX
                --------------------          -------------------------
05/19/97              10,000                          10,000
06/30/97               9,752                          10,755
09/30/97              10,038                           9,780
12/31/97               8,989                           7,898
06/30/98               9,805                           6,657
09/30/98               8,105                           5,217
12/31/98               9,907                           6,158


                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Emerging Markets Total Return Series on May 19, 1997 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have equaled $9,907. By comparison, the same $10,000 investment would have equaled $6,158 based on the performance of the IFC Emerging Markets Regional Investable Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The IFC Emerging Markets Regional Investable Index represents the IFC Investable Regional Total Return Composite. The term Investable indicates that the stocks and the weights in the IFCI index represent the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.

                      EMERGING MARKETS TOTAL RETURN SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

            CLASS A SHARES                     CLASS B SHARES
            1 Year           4.99%             1 Year           5.06%
            Since Inception -0.57%             Since Inception -0.37%
            (5/19/97)                          (5/19/97)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ended December 31, 1998 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

MFR GLOBAL ASSET ALLOCATION

February 15, 1999


TO OUR SHAREHOLDERS:

The Global Asset Allocation Series had an excellent year. During fiscal year 1998 we increased the equity exposure in the portfolio from approximately 65% at the beginning of the year to about 76% at year end. The Series was well rewarded by this relatively high exposure to stocks. The Global Asset Allocation Series returned +20.92% for the year, significantly outpacing its Lipper peer group average return of 10.61% and comparing favorably with the major indexes.1 For comparative purposes, the Dow Jones Industrial Average rose 16.10%, the S&P 500 gained 26.67%, the Dow Jones World Index was up 20.21% and, on the bond side, the Lehman Global Bond Index rose 15.33%.

CONTRASTING PERFORMANCE IN HALVES OF THE YEAR

In 1998 the markets displayed strikingly different investment performance in each half of the year. In the first half the European equity markets were on fire and handily outpaced the U.S. stock market. Relatively weak European currencies compared with the U.S. dollar aided European exporters and combined with solid earnings and productivity gains to propel European stocks. As the year wore on, however, earnings warnings due to slower European growth forecasts and the Russian economic difficulties combined with stronger European currencies. This resulted from U.S. hedge fund leverage excesses and the excitement surounding the new euro currency to significantly decrease the advances that had been made in the early months. By year's end the U.S. and European equity markets had advanced by about the same amount.

During the second half of the year the Series increased its U.S. equity exposure by about 10% to total slightly over 16% of portfolio assets. However, we believe that European stock markets will outperform in the first half of 1999. We expect the world's major asset allocators to increase their exposure to Europe as the new euro becomes a major challenger to the U.S. dollar and the Japanese yen. Unfortunately, the continued strength of the euro will hurt the major European exporters in the core countries such as France and Germany. Because of this we plan to stay with our high percentage allocation to the southern European countries including Portugal, Italy and Spain. We believe the dramatic decreases in interest rates these countries have seen over the past few years will more than offset the negatives the strengthening euro has on exporters. In addition, we are investing in more locally oriented companies in Europe, such as TelePizza in Spain and Ergo Bank in Greece.

OUR VIEW OF 1999

We expect 1999 to be another fruitful year for investors as inflation and interest rates stay at beneficially low levels. Earnings will probably remain under some pressure in the first half of the year as economic problems continue in Asia, Russia, and Brazil. We believe that later in the year, however, markets will begin to recover as these regions take steps to resolve their economic difficulties.


Maria Fiorini Ramirez
President and CEO
MFR Advisors, Inc.

Bruce Jensen
Chief Investment Officer
MFR Advisors, Inc.

(1)Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MFR GLOBAL ASSET ALLOCATION

FEBRUARY 15, 1999

                     MFR GLOBAL ASSET ALLOCATION SERIES VS.
                          LEHMAN GLOBAL BOND INDEX AND
                                MCSI WORLD INDEX
                                    12-31-98

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                 MFR GLOBAL ASSET      LEHMAN GLOBAL
                 ALLOCATION SERIES      INDEX BOND        MSCI WORLD INDEX
               --------------------   --------------     ------------------
05/19/97              10,000              10,000              10,000
06/30/97               9,829              10,318              11,150
09/30/97              10,133              10,499              11,480
12/31/97               9,427              10,591              11,209
06/30/98              11,203              10,966              13,097
09/30/98               9,600              11,908              11,539
12/31/98              11,397              12,215              13,987




                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global Asset Allocation Series on May 19, 1997 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1998, the value of your investment in the Series' Class A shares (with dividends reinvested) would have been $11,397. By comparison, the same $10,000 investment would have been $12,215 based on the performance of the Lehman Brothers Global Bond Index and $13,987 based on the MSCI World Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.

The MSCI is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices.

                       MFR GLOBAL ASSET ALLOCATION SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

               CLASS A SHARES                  CLASS B SHARES
               1 Year          15.16%          1 Year          13.61%
               Since Inception  8.40%          Since Inception  7.72%
               (5/19/97)                       (5/19/97)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ended December 31, 1998 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

MFR GLOBAL HIGH YIELD

FEBRUARY 15, 1999

TO OUR SHAREHOLDERS:

This past year displayed a broad range of fixed income returns. From the +15.33% total return of the Lehman Brothers Global Bond Index to the -14.35% total return of the J.P. Morgan EMBI+ Index (an index of emerging market debt). The deciding variable was the amount of credit risk in the underlying securities. In 1998 the rule seemed to be the greater the credit risk, the lower the total return. This held true for domestic high yield securities as well as global bonds. The continuing Asian crisis, Russia's outright default on its debt, spectacular losses by U.S. hedge funds and President Clinton's troubles all combined to make investors seek the relative safety of the most creditworthy fixed income securities such as U.S. Treasuries. Our diversified approach to higher yielding investments allowed the Global High Yield Series to return 6.76%, besting its Lipper peer group average of 6.23%.1

COUNTRY ALLOCATIONS DURING THE YEAR

Throughout 1998 we maintained a high allocation to our three favorite fixed income opportunities: Greece, Poland and Hungary. At year end these three countries made up about 25% of the portfolio's total assets. All three are in the process of lowering inflation via steadily improving fiscal discipline and tight monetary policies such as high short-term interest rates. In Greece, for example, inflation has fallen from the double digits of a few years ago to under 4% at the end of 1998, and is expected to approach 2% in the coming year. While Poland and Hungary are significantly behind Greece's levels of improvement, their governmental policies are expected to eventually yield similar results.

OUR OUTLOOK FOR 1999

As we enter 1999 we hope that the "last shoe to drop" will turn out to be the recent Brazilian currency devaluation. Investors will surely take their time returning to high yield securities this year, and in particular the debt of emerging markets, but we do believe that 1999 will turn out to be a very good year for the global high yield investor. Yields on many global securities are now the highest that they have been in a number of years. One of the greatest benefits of investing in high yield securities is that an investor earns an attractive income stream while waiting for the market to return to more normal levels, as we believe it will in 1999.

We believe that our diversified and somewhat unique approach of combining emerging market debt, domestic high yield securities and a high yielding non-dollar denominated debt should continue to dampen overall volatility of the portfolio's returns while providing us with opportunities both for yield and capital appreciation.


Maria Fiorini Ramirez
President and CEO
MFR Advisors, Inc.

Bruce Jensen
Chief Investment Officer
MFR Advisors, Inc.

(1)Performance figures are based on Class A shares, are not annualized and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

MFR GLOBAL HIGH YIELD

FEBRUARY 15, 1999

                        MFR GLOBAL HIGH YIELD SERIES VS.
                       LEHMAN BROTHERS GLOBAL BOND INDEX
                                    12-31-98
                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                MFR GLOBAL HIGH            LEHMAN BROTHERS
                 YIELD SERIES             GLOBAL BOND INDEX
               ------------------        --------------------
06/01/95              10,000                    10,000
12/31/95              10,220                    10,669
12/31/96              11,403                    11,880
12/30/97              11,924                    13,397
12/31/98              12,731                    15,450



                      $10,000 OVER THE LIFE OF THE SERIES

This chart assumes a $10,000 investment in Class A shares of Global High Yield Series on June 1, 1995 (date of inception), and reflects deduction of the 4.75% sales load. On December 31, 1998 the value of your investment in the Series' Class A shares (with dividends reinvested) would have grown to $12,731. By comparison, the same $10,000 investment would have grown to $15,450 based on the performance of the Lehman Brothers Global Bond Index.

The performance illustrated above is based on the performance of Class A shares. The performance of Class B shares will be greater or less than the performance shown for Class A shares as a result of the different loads and fees associated with an investment in Class B shares.

The performance data illustrated above reflects past performance which is not predictive of future results.

The Lehman Brothers Global Bond Index includes local currency-denominated sovereign debt of 19 countries plus European Currency Units-denominated debt. Investment cannot directly be made in an index.

                          MFR GLOBAL HIGH YIELD SERIES
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1998

                  CLASS A SHARES           CLASS B SHARES
                  1 Year          1.65%    1 Year          -0.43%
                  Since Inception 6.96%    Since Inception  6.69%
                  (6/1/95)                 (6/1/95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the total return includes deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Certain fund expenses were reimbursed and/or waived for the fiscal year ended December 31, 1998 and in the absence of such reimbursement and/or waiver, the performance quoted would be reduced.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

MFR EMERGING MARKETS TOTAL RETURN SERIES

                                                         NUMBER         MARKET
COMMON STOCKS & OTHER EQUITY INTERESTS                 OF SHARES        VALUE
--------------------------------------------------------------------------------
ARGENTINA - 3.3%
Telefonica de Argentina
S.A. ADR .......................................             800   $      22,350
YPF Sociedad Anonima ADR .......................             800          22,350
                                                                   -------------
                                                                          44,700
BRAZIL - 3.7%
CESP - Companhia Energetica
de Sao Paulo ADR ...............................           2,100          13,545
Telecomunicacoes Brasilerias S.A ...............             500          36,344
                                                                   -------------
                                                                          49,889
CHILE - 0.9%
Maderas Y Sinteticos S.A. ADR ..................           2,000          12,750

CZECH REPUBLIC - 1.1%
SPT Telecom S.A.* ..............................           1,000          15,277

DOMINICAN REPUBLIC - 5.0%
Tricom S.A. ADR* ...............................           9,500          66,500

GREECE - 17.3%
Bank of Piraeus ................................           2,880          90,241
Bank of Piraeus Rights .........................           2,880          64,377
Hellenic Telecommunication
Organization S.A ...............................           1,308          34,796
Titan Cement Company S.A .......................             600          46,063
                                                                   -------------
                                                                         235,477
HONG KONG - 3.6%
China Telecommunications
Limited* .......................................          10,000          17,296
Glorious Sun Enterprises .......................          42,000           7,481
Legend Holdings Limited ........................          70,000          24,622
                                                                   -------------
                                                                          49,399
HUNGARY - 8.9%
Danubius Hotel & Spa Rt.* ......................           1,300          27,232
OTP Bank Rt ....................................             600          30,070
Pick Szeged Rt .................................           1,500          63,750
                                                                   -------------
                                                                         121,052
MEXICO - 5.7%
Cemex S.A. de C.V. (CI. B) .....................           9,150          22,621
Cifra S.A. ADR* ................................           3,000          36,390
Grupo Casa Autrey
S.A. de C.V. ADR ...............................           2,800          19,075
                                                                   -------------
                                                                          78,086
PHILIPPINES - 8.0%
Ayala Land, Inc. ...............................          94,000   $      26,581
Bank of the Philippine Islands .................          17,600          37,327
Jolibee Foods Corporation ......................          50,000          19,280
Music Corporation* .............................          96,000           7,897
SM Prime Holdings, Inc. ........................          90,000          17,121
                                                                   -------------
                                                                         108,206
POLAND - 5.7%
Elektrim Spolka Akcyjna S.A ....................           2,800          30,313
Exbud S.A.* ....................................           5,500          47,479
                                                                   -------------
                                                                          77,792
PORTUGAL - 9.8%
Banco Comercial Portugues S.A ..................           1,300          39,968
Ibersol SGPS S.A ...............................             250          31,628
Portugal Fund ..................................           2,200          34,375
Portugal Telecom S.A ...........................             600          27,511
                                                                   -------------
                                                                         133,482
SINGAPORE - 2.2%
Want Want Holdings .............................          24,800          29,760

SOUTH AFRICA - 2.1%
South African Breweries Limited ................           1,717          28,924
                                                                   -------------
Total common stocks
& other equity interests - 77.3% ...............                   $   1,051,294

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                          NUMBER         MARKET
COMMON STOCKS & OTHER EQUITY INTERESTS (CONTINUED)      OF SHARES        VALUE
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS
----------------------
BRAZIL - 2.6%
Government of Brazil "C" Bond,
8.00% - 2014(1, 3) ...........................          $58,881           35,329

COSTA RICA - 3.7%
Banco Costa Rica, 6.25% - 2010 ...............          $57,712           50,498

GREECE - 3.5%
Hellenic Republic,
13.10% - 2003(1, 4) ..........................       13,000,000           47,558

HUNGARY - 3.5%
Government of Hungary,
23.00% - 1999(1) .............................       10,000,000           47,423

KOREA - 2.7%
Republic of South Korea,
8.875% - 2008 ................................          $35,000           35,935

PERU - 1.8%
Peru PDI, 4.00% - 2017 .......................          $39,000           24,473

                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

MFR EMERGING MARKETS TOTAL RETURN SERIES (CONTINUED)

                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER         MARKET
GOVERNMENT OBLIGATIONS (CONTINUED)                     OF SHARES         VALUE
--------------------------------------------------------------------------------
SOUTH AFRICA - 2.1%
Republic of South Africa,
12.00% - 2005(1) ...............................         200,000   $      28,854
                                                                   -------------
Total government obligations - 19.9% ...........                         270,070
                                                                   -------------
Total investments - 97.2% ......................                       1,321,364
Cash and other assets, less liabilities - 2.8% .                          38,355
                                                                   -------------
Total net assets - 100.0% ......................                   $   1,359,719
                                                                   =============

At December 31, 1998, MFR Emerging Markets Total Return Series' investment concentration by industry was as follows:

Banks and Credit .............................................         19.3%
Beverage/Alcohol .............................................          2.1
Building Materials ...........................................          8.0
Closed-End Funds .............................................          2.5
Commercial Property Development ..............................          1.4
Computer Systems .............................................          1.8
Electric Equipment ...........................................          2.3
Electric Utilities ...........................................          1.2
Food Processing ..............................................          8.0
Foreign Government Bonds .....................................         19.9
Hotel/Motel ..................................................          2.1
Housing - Home Building ......................................          2.2
Oil and Gas Exploration ......................................          1.7
Restaurants ..................................................          3.8
Retail - General Merchandising ...............................          2.7
Semiconductors ...............................................          1.0
Telecommunications ...........................................          7.0
Telephone ....................................................          9.2
Textiles .....................................................          1.0
Cash, short term investments,
 and other assets, less liabilities ..........................          2.8
                                                                      -----
Total net assets .............................................        100.0%
                                                                      =====

MFR GLOBAL ASSET ALLOCATION SERIES
                                                         NUMBER         MARKET
COMMON STOCKS & OTHER EQUITY INTERESTS                 OF SHARES        VALUE
--------------------------------------------------------------------------------
AUSTRALIA - 2.5%
Coles Myer Limited .............................           3,500   $      18,356
Foster's Brewing Group, Ltd. ...................          15,000          40,668
                                                                   -------------
                                                                          59,024
BRAZIL - 1.2%
Telecomunicacoes Brasilerias S.A ...............             400          29,075

CANADA - 5.7%
Bombardier, Inc. (CI. B) .......................           2,000   $      28,646
Imax Corporation* ..............................           3,350         106,868
                                                                   -------------
                                                                         135,514
CZECH REPUBLIC - 0.6%
SPT Telecom S.A.* ..............................           1,000          15,278

FRANCE - 3.3%
Alcatel Alsthom ................................             200          24,489
Sidel S.A ......................................             650          55,154
                                                                   -------------
                                                                          79,643
GERMANY - 5.0%
Sap AG .........................................              70          30,259
Volkswagen AG ..................................           1,130          90,232
                                                                   -------------
                                                                         120,491
GREECE - 8.8%
Bank of Piraeus ................................           1,100          34,467
Bank of Piraeus Rights .........................           1,100          24,588
Ergo Bank S. A .................................             600          69,416
Hellenic Telecommunications
Organization S.A ...............................           1,308          34,796
Titan Cement Company S.A .......................             600          46,063
                                                                   -------------
                                                                         209,330
HUNGARY - 0.4%
Danubius Hotel & Spa Rt.* ......................             400           8,379

IRELAND - 4.3%
Allied Irish Banks PLC .........................           2,630          47,174
CRH PLC ........................................           2,000          34,041
Independent Newspapers PLC .....................           5,000          21,005
                                                                   -------------
                                                                         102,220
ITALY - 2.5%
World Equity Benchmark
Shares - Italy .................................           2,200          59,813

JAPAN - 4.2%
Fuji Photo Film ................................           1,000          37,234
Sony Corporation ...............................             300          21,888
Tokyu Department Store
Company Limited* ...............................          14,000          13,032
Toyota Motor Corporation .......................           1,000          27,217
                                                                   -------------
                                                                          99,371
                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

MFR GLOBAL ASSET ALLOCATION SERIES
                                                         NUMBER          MARKET
COMMON STOCKS & OTHER EQUITY INTERESTS (CONTINUED)     OF SHARES         VALUE
--------------------------------------------------------------------------------
MEXICO - 0.5%
Cemex S.A. de C.V. (CI. B) .....................           5,150   $      12,732

NETHERLANDS - 2.1%
Phillips Electronics N.V .......................             475          31,891
Royal Dutch Petroleum
Company ADR ....................................             400          19,150
                                                                   -------------
                                                                          51,041
POLAND - 0.7%
Electrim Spolka Akcyjna S.A ....................           1,600          17,322

PORTUGAL - 2.0%
Portugal Fund ..................................           3,000          46,875

SINGAPORE - 0.5%
Want Want Holdings .............................          10,800          12,960

SOUTH AFRICA- 0.5%
South African Breweries Limited ................             700          11,792

SPAIN - 9.8%
Adolfo Dominguez S.A.* .........................             600          12,110
Banco Popular Espanol S.A ......................             550          41,533
TelePizza S.A.* ................................           8,000          76,220
World Equity Benchmark Shares-
Spain ..........................................           3,500         104,562
                                                                   -------------
                                                                         234,425
SWEDEN - 0.9%
Skandinaviska Enskilda
Banken .........................................           2,000          21,096

SWITZERLAND - 1.6%
Novartis AG ....................................              20          39,316

UNITED KINGDOM - 3.9%
Pizzaexpress PLC ...............................           4,000          53,574
Vodafone Group PLC .............................           2,500          40,514
                                                                   -------------
                                                                          94,088
UNITED STATES - 14.7%
Cadence Design Systems, Inc.* ..................           1,600          47,600
Lucent Technologies, Inc. ......................             900          99,000
Northern Trust Corporation .....................             400          34,925
PNC Bank Corporation ...........................           1,000          54,125
Paine Webber Group, Inc. .......................           1,000          38,625
Summit Bancorp .................................             700          30,581
Unum Corporation ...............................             800          46,700
                                                                   -------------
                                                                         351,556
                                                                   -------------
Total common stocks
   & other equity interests - 75.7% ............                       1,811,341

                                                     PRINCIPAL
                                                     AMOUNT OR
                                                       NUMBER          MARKET
CORPORATE BONDS                                      OF SHARES         VALUE
--------------------------------------------------------------------------------
DENMARK - 1.3%
Nykredit, 6.00% - 2029(1) ......................         200,000   $      30,843

DOMINICAN REPUBLIC - 3.4%
Tricom SA, 11.375% - 2004 ......................   $     100,000          82,000

PUERTO RICO - 4.1%
First Bank Puerto Rico,
   7.625% - 2005 ...............................   $     100,000          99,239

UNITED STATES - 4.3%
Archibald Candy Corporation,
   10.25% - 2004 ...............................   $      50,000          50,625
Clark Material Handling Company,
   10.75% - 2006 ...............................   $      50,000          51,375
                                                                   -------------
                                                                         102,000
                                                                   -------------
Total corporate bonds - 13.1% ..................                         314,082

GOVERNMENT OBLIGATIONS
----------------------
ARGENTINA - 1.5%
Republic of Argentina,
   5.75% - 2023(2) .............................   $      50,000          35,975

BRAZIL - 1.5%
Government of Brazil "C" Bond,
   8.00% - 2014(3)..............................   $      58,881          35,329

GREECE - 2.0%
Hellenic Republic,
   13.10% - 2003(1, 4) .........................      13,000,000         47,558

SOUTH AFRICA - 0.6%
Republic of South Africa,
   12.00% - 2005(1) ............................         100,000          14,427

UNITED KINGDOM - 1.3%
United Kingdom Treasury Bond,
   7.25% - 2007(1) .............................          15,000          30,178

UNITED STATES - 2.9%
GNMA #486515, 6.00% - 2028 .....................   $      69,772          69,183
                                                                   -------------
Total government obligations - 9.8% ............                         232,650
                                                                   -------------
Total investments - 98.6% ......................                       2,358,073
Cash and other assets, less liabilities - 1.4% .                          34,401
                                                                   -------------
Total net assets - 100.0% ......................                   $   2,392,474
                                                                   =============

                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

MFR GLOBAL ASSET ALLOCATION SERIES (CONTINUED)

--------------------------------------------------------------------------------
     At December 31, 1998, MFR Global Asset Allocation Series' investment concentration by industry was as follows:

        Automobile ............................................          4.9%
        Banks and Credit ......................................         19.7
        Beverage/Alcohol ......................................          2.2
        Broadcast Media .......................................          0.9
        Building Materials ....................................          6.5
        Closed End Funds ......................................          8.8
        Computer Software .....................................          3.6
        Computer Systems ......................................          4.2
        Diversified ...........................................          2.3
        Electric Equipment ....................................          3.7
        Entertainment .........................................          4.5
        Financial .............................................          1.6
        Food Processing .......................................          4.8
        Foreign Government Bonds ..............................          6.8
        Hotel/Motel ...........................................          0.4
        Insurance .............................................          2.1
        Machinery .............................................          2.5
        Oil and Gas Exploration ...............................          0.9
        Pharmaceuticals .......................................          1.6
        Photography ...........................................          1.7
        Restaurants ...........................................          3.4
        Retail - General Merchandising ........................          1.9
        Telecommunication .....................................          6.6
        U.S. Government Bonds .................................          2.9
        Cash and other assets,
           less liabilities ...................................          1.5
                                                                       -----
        Total net assets ......................................        100.0%
                                                                       =====

MFR GLOBAL HIGH YIELD SERIES

                                                     PRINCIPAL        MARKET
GOVERNMENT OBLIGATIONS                                 AMOUNT          VALUE
--------------------------------------------------------------------------------
ARGENTINA - 2.1%
Argentina Government,
   9.75% - 2027 ................................   $     100,000   $      88,750

BRAZIL - 4.1%
Government of Brazil "C",
   8.00% - 2014(1) .............................   $     294,405         176,643

DOMINICAN REPUBLIC - 3.7%
Central Bank of Dominican
Republic, 6.0625% - 2024(4) ....................   $     250,000         162,500

ECUADOR - 3.6%
Republic of Ecuador,
   6.625% - 2025(4) ............................   $     300,000         157,260

GREECE - 12.9%
Hellenic Republic,
   13.10% - 2003(1, 4) .........................     120,000,000         438,993
Hellenic Republic,
   8.80% - 2007(1) .............................      30,000,000         119,229
                                                                   -------------
                                                                         558,222
HUNGARY - 6.6%
Government of Hungary,
   21.00% - 1999(1) ............................      30,000,000         144,736
   23.00% - 1999(1) ............................      30,000,000         142,270
                                                                   -------------
                                                                         287,006
KOREA - 3.0%
Republic of South Korea,
   8.875% - 2008 ...............................   $     125,000         128,341

MEXICO - 4.5%
United Mexican States,
   6.25% - 2019 ................................   $     250,000         194,325

PHILIPPINES - 5.0%
Philippine Government Bond,
   18.50% - 2000(1) ............................       8,000,000         214,268

SOUTH AFRICA - 6.2%
Electricity Supply Commission,
   11.00% - 2008(1) ............................       1,000,000         126,622
Republic of South Africa,
   12.00% - 2005(1) ............................       1,000,000         144,268
                                                                   -------------
                                                                         270,890
                                                                   -------------
Total government obligations - 51.7% ...........                       2,238,205

                             SEE ACCOMPANYING NOTES.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

MFR GLOBAL HIGH YIELD SERIES (CONTINUED)

                                                     PRINCIPAL        MARKET
CORPORATE BONDS                                        AMOUNT          VALUE
--------------------------------------------------------------------------------
CANADA - 1.6%
Roger's Communication, Inc.,
   10.50% - 2006(1) ............................         100,000   $      69,569

CZECH REPUBLIC - 2.0%
CEZ, a.s., 11.30% - 2005(1) ....................       2,500,000          85,745

DENMARK - 11.5%
Nykredit, 6.00% - 2029(1) ......................       1,300,000         200,479
Realkredit Danmark,
   6.00% - 2029(1) ..............................      1,250,000         192,572
Unikredit Realkredit,
   6.00% - 2029(1) .............................         675,000         103,490
                                                                   -------------
                                                                         496,541
MEXICO - 3.9%
Cemex SA, 12.75% - 2006 ........................   $     150,000         168,750

POLAND - 5.0%
Poland Government Bond,
   12.00% - 2001(1) ............................         750,000         216,018
United States - 17.1%
Archibald Candy Corporation,
   10.25% - 2004 ...............................   $     200,000         202,500
Countrywide Home Loans,
   1997-1 B3, 7.50% - 2027 .....................   $     196,491         183,413
PNC Mortgage Securities Corporation,
   1998-11 2B6, 6.25% - 2013 ...................   $     223,673          48,719
PNC Mortgage Securities Corporation,
   1998-11 2B5, 6.25% - 2013 ...................   $     223,670         139,724
Residential Asset Securitization Trust,
   1997-A 6B4, 7.25% - 2012 ....................   $     189,240         165,171
                                                                   -------------
                                                                         739,527
                                                                   -------------
Total corporate bonds - 41.1% ..................                       1,776,150
                                                                   -------------
Total investments - 92.8% ......................                       4,014,355
Cash and other assets, less liabilities - 7.2% .                         313,230
                                                                   -------------
Total net assets - 100.0% ......................                   $   4,327,585
                                                                   =============

--------------------------------------------------------------------------------

The identified cost of investments owned at December 31, 1998, was the same for federal income tax and book purposes.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

1 Principal amount on foreign bond is reflected in local currency (e.g. Japanese yen) while market value is reflected in U.S. dollars.

2 Step-up rate security in which the interest rate will increase over the life of the bond.

3  Variable rate security which may be reset every two years.

4 Floating rate security which may be reset as of the first of each semi-annual payment.

                             SEE ACCOMPANYING NOTES.

BALANCE SHEETS
DECEMBER 31, 1998

                                                   MFR EMERGING     MFR GLOBAL    MFR GLOBAL
                                                     MARKETS          ASSET          HIGH
                                                   TOTAL RETURN     ALLOCATION       YEILD
                                                      SERIES          SERIES         SERIES
                                                   ------------    -----------    -----------
ASSETS
Investments, at value (identified
 cost $1,378,078, $2,097,332 and
 $4,394,510, respectively) .....................   $  1,321,364    $ 2,358,073    $ 4,014,355
Cash ...........................................         10,321          6,912        209,523
Receivables:
   Fund shares sold ............................          8,000           --               16
   Securities sold .............................           --               81            733
   Interest ....................................          6,785         11,400        111,085
   Dividends ...................................         12,767         17,547           --
   MFR Advisors, Inc. ..........................            968          3,084         11,256
   Foreign taxes recoverable ...................            271          1,582          4,085
Prepaid Expenses ...............................          3,907          4,487          4,859
                                                   ------------    -----------    -----------
                Total assets ...................   $  1,364,383    $ 2,403,166    $ 4,355,912
                                                   ============    ===========    ===========
LIABILITIES AND NET ASSETS
Liabilities:
Payable for:
   Fund shares redeemed ........................   $         80    $        30    $        10
Other liabilities:
   Custodian fees ..............................            308            596          1,636
   Transfer and administration fees ............            168            326            544
   Professional fees ...........................          2,605          3,301         10,458
   12b-1 distribution plan fees ................          1,162          1,588         13,458
   Miscellaneous fees ..........................            341            336          2,221
Forward foreign exhange contracts ..............           --            4,515           --
                                                   ------------    -----------    -----------
                Total liabilities ..............          4,664         10,692         28,327
Net Assets:
Paid in capital ................................      1,416,409      2,160,441      4,677,705
Undistributed net investment income ............           --            4,515          4,817
Accumulated undistributed net realized
 gain (loss) on sale of investments,
 futures and foreign currency transactions .....           --          (28,753)        24,778
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities in
 foreign currency ..............................        (56,690)       256,271       (379,715)
                                                   ------------    -----------    -----------
                Net assets .....................      1,359,719      2,392,474      4,327,585
                                                   ------------    -----------    -----------
                Total liabilities and net assets   $  1,364,383    $ 2,403,166    $ 4,355,912
                                                   ============    ===========    ===========

CLASS "A" SHARES
Capital shares outstanding .....................         81,728        138,196        288,308
Net assets .....................................   $    757,172    $ 1,590,625    $ 2,628,823
Net asset value per share (net assets
 divided by shares outstanding) ................   $       9.26    $     11.51    $      9.12
Add: Selling commission (4.75% of
  the offering price) ..........................           0.46           0.57           0.45
                                                   ------------    -----------    -----------

Offering price per share (net asset
 value divided by 95.25%) ......................   $       9.72    $     12.08    $      9.57
                                                   ============    ===========    ===========
CLASS "B" SHARES
Capital shares outstanding .....................         64,696         70,332        181,677
Net assets .....................................   $    602,547    $   801,849    $ 1,698,762
Net asset value per share (net assets
 divided by shares outstanding) ................   $       9.31    $     11.40    $      9.35
                                                   ============    ===========    ===========

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                 MFR EMERGING    MFR GLOBAL    MFR GLOBAL
                                                   MARKETS         ASSET         HIGH
                                                 TOTAL RETURN    ALLOCATION      YEILD
                                                    SERIES         SERIES        SERIES
                                                 ------------    ----------    ----------
INVESTMENT INCOME:
Dividends ....................................   $     24,374    $   37,124    $     --
Interest .....................................         39,239        38,726       616,086
                                                 ------------    ----------    ----------
                                                       63,613        75,850       616,086
    Less foreign tax expense .................           (433)       (1,401)      (12,328)
                                                 ------------    ----------    ----------
  Total investment income ....................         63,180        74,449       603,758

EXPENSES:

  Management fees ............................         10,835        16,221        38,430
  Custodian fees .............................          6,652         4,015         9,235
  Transfer/maintenance fees ..................            384         1,139         4,045
  Administration fees ........................         15,488        15,730        47,306
  Directors' fees ............................             98           146         1,095
  Professional fees ..........................          4,416         5,165         2,875
  Reports to shareholders ....................            421           446         2,905
  Registration fees ..........................         20,433        20,433        16,857
  Other expenses .............................            477           476         1,121
  12b-1 distribution plan fees ...............          6,643         8,988        25,090
                                                 ------------    ----------    ----------
                                                       65,847        72,759       148,959
  Less: Reimbursement of expenses ............        (40,904)      (40,623)      (49,686)
                                                 ------------    ----------    ----------
  Total expenses .............................         24,943        32,136        99,273
                                                 ------------    ----------    ----------
    Net investment income ....................         38,237        42,313       504,485

NET REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) during the period on:
  Investments ................................         62,220       (26,250)       27,067
  Option contracts written ...................          3,515         5,948        26,968
  Foreign currency transactions ..............         (1,550)        7,699       (13,328)
                                                 ------------    ----------    ----------
    Net realized gain (loss) .................         64,185       (12,603)       40,707
Net change in unrealized appreciation
  (depreciation) during the period on:
 Investments .................................         17,533       288,262      (206,276)
 Translation of assets and liabilities
  in foreign currencies ......................           (675)       (7,795)       (3,290)
                                                 ------------    ----------    ----------
  Net unrealized appreciation (depreciation) .         16,858       280,467      (209,566)
                                                 ------------    ----------    ----------
   Net gain (loss) ...........................         81,043       267,864      (168,859)
                                                 ------------    ----------    ----------
    Net increase in net assets
     resulting from operations ...............   $    119,280    $  310,177    $  335,626
                                                 ============    ==========    ==========

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                MFR EMERGING    MFR GLOBAL     MFR GLOBAL
                                                  MARKETS         ASSET          HIGH
                                                TOTAL RETURN    ALLOCATION       YEILD
                                                   SERIES         SERIES         SERIES
                                                ------------    -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS:

  Net investment income .....................   $     38,237    $    42,313    $   504,485
  Net realized gain (loss) ..................         64,185        (12,603)        40,707
  Unrealized appreciation (depreciation)
   during the year ..........................         16,858        280,467       (209,566)
                                                ------------    -----------    -----------
    Net increase in net assets
     resulting from operations ..............        119,280        310,177        335,626

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .................................        (19,305)       (47,067)      (313,112)
    Class B .................................        (11,597)       (16,244)      (119,467)
  Net realized gain
    Class A .................................        (49,451)        (1,063)      (112,564)
    Class B .................................        (39,404)          (531)       (72,438)
                                                ------------    -----------    -----------
    Total distributions to shareholders .....       (119,757)       (64,905)      (617,581)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sale of shares
    Class A .................................        195,135        930,998        257,972
    Class B .................................         57,764        186,899         37,765
  Dividends reinvested
    Class A .................................         68,660         40,030        406,455
    Class B .................................         51,001         14,698        189,618
  Shares redeemed
    Class A .................................         (1,786)      (105,412)    (2,504,274)
    Class B .................................         (5,165)           (10)       (42,989)
                                                ------------    -----------    -----------
    Net increase (decrease) from
     capital share transactions .............        365,609      1,067,203     (1,655,453)
                                                ------------    -----------    -----------
      Total increase (decrease) in net assets        365,132      1,312,475     (1,937,408)

NET ASSETS:
  Beginning of period .......................        994,587      1,079,999      6,264,993
                                                ------------    -----------    -----------
  End of period .............................   $  1,359,719    $ 2,392,474    $ 4,327,585
                                                ============    ===========    ===========
  Undistributed net investment income
   at end of year ...........................   $       --      $     4,515    $     4,817
                                                ============    ===========    ===========

(a) Shares issued and redeemed
    Shares sold
      Class A ...............................         20,710         86,550         26,847
      Class B ...............................          6,063         16,827          3,810
    Dividends reinvested
      Class A ...............................          7,484          3,522         43,292
      Class B ...............................          5,533          1,308         20,007
    Shares redeemed
      Class A ...............................           (219)        (9,647)      (249,470)
      Class B ...............................           (633)            (1)        (4,338)
                                                ------------    -----------    -----------
    Net increase (decrease) .................         38,938         98,559       (159,852)
                                                ============    ===========    ===========

                             SEE ACCOMPANYING NOTES.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    MFR EMERGING     MFR GLOBAL      MFR GLOBAL
                                                       MARKETS         ASSET           HIGH
                                                    TOTAL RETURN     ALLOCATION        YEILD
                                                       SERIES*         SERIES*         SERIES
                                                     ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

  Net investment income ..........................   $     19,195    $    11,294    $   503,399
  Net realized gain (loss) .......................         (8,260)        (2,805)        78,614
  Unrealized depreciation during
   the period ....................................        (73,548)       (24,196)      (314,637)
                                                     ------------    -----------    -----------
    Net increase (decrease) in net assets
     resulting from operations ...................        (62,613)       (15,707)       267,376

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ......................................         (9,904)        (4,471)      (262,935)
    Class B ......................................         (7,619)        (1,509)       (82,758)
  Net realized gain
    Class A ......................................           --             --         (112,766)
    Class B ......................................           --             --          (39,266)
                                                     ------------    -----------    -----------
    Total distributions to shareholders ..........        (17,523)        (5,980)      (497,725)

CAPITAL SHARE TRANSACTIONS (a):
  Proceeds from sale of shares
    Class A ......................................        531,901        575,114      1,110,977
    Class B ......................................        530,116        520,600         75,541
  Dividends reinvested
    Class A ......................................          9,879          4,463        366,619
    Class B ......................................          7,619          1,509        119,908
  Shares redeemed
    Class A ......................................         (4,792)          --         (173,066)
    Class B ......................................           --             --          (51,885)
                                                     ------------    -----------    -----------
    Net increase from capital
     share transactions ..........................      1,074,723      1,101,686      1,448,094
                                                     ------------    -----------    -----------
      Total increase in net assets ...............        994,587      1,079,999      1,217,745

NET ASSETS:
  Beginning of period ............................           --             --        5,047,248
                                                     ------------    -----------    -----------
  End of period ..................................   $    994,587    $ 1,079,999    $ 6,264,993
                                                     ============    ===========    ===========
  Undistributed net investment income
   (loss) at end of period .......................   $       (804)   $       960    $    98,885
                                                     ============    ===========    ===========
(a) Shares issued and redeemed
      Shares sold
        Class A ..................................         53,146         57,316        109,726
        Class B ..................................         52,907         52,044          7,398
      Dividends reinvested
        Class A ..................................          1,070            455         36,294
        Class B ..................................            826            154         11,830
      Shares redeemed
        Class A ..................................           (463)          --          (16,985)
        Class B ..................................           --             --           (5,057)
                                                     ------------    -----------    -----------
      Net increase ...............................        107,486        109,969        143,206
                                                     ============    ===========    ===========

* Period May 19, 1997 (inception) through December 31, 1997

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MFR EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)

                                                     FISCAL PERIOD ENDED
                                                          DECEMBER 31
                                                  ----------------------------
                                                  1998(c)(e)     1997(b)(c)(e)
                                                  ----------     -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ...........   $     9.25     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................         0.38              0.21
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         0.56             (0.77)
                                                  ----------     -------------
Total from Investment Operations ..............         0.94             (0.56)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ........        (0.26)            (0.19)
Distributions (from Capital Gains) ............        (0.67)             --
                                                  ----------     -------------
  Total Distributions .........................        (0.93)            (0.19)
                                                  ----------     -------------
NET ASSET VALUE END OF PERIOD .................   $     9.26     $        9.25
                                                  ==========     =============
TOTAL RETURN (a) ..............................        10.21%             (5.6%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ..........   $      757     $         497
Ratio of Expenses to Average Net Assets .......         1.88%             2.00%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ........................         3.99%             3.38%
Portfolio Turnover Rate .......................           84%               22%

MFR EMERGING MARKETS TOTAL RETURN SERIES (CLASS B)

                                                       FISCAL PERIOD ENDED
                                                           DECEMBER 31
                                                  ----------------------------
                                                  1998(c)(e)     1997(b)(c)(e)
                                                  ----------     -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ...........   $     9.25     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................         0.29              0.16
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         0.63             (0.77)
                                                  ----------     -------------
Total from Investment Operations ..............         0.92             (0.61)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ........        (0.19)            (0.14)
Distributions (from Capital Gains) ............        (0.67)             --
                                                  ----------     -------------
  Total Distributions .........................        (0.86)            (0.14)
                                                  ----------     -------------
NET ASSET VALUE END OF PERIOD .................   $     9.31     $        9.25
                                                  ==========     =============
TOTAL RETURN (a) ..............................         10.1%             (6.1%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ..........   $      603     $         497
Ratio of Expenses to Average Net Assets .......         2.75%             2.72%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ........................         3.03%             2.66%
Portfolio Turnover Rate .......................           84%               22%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MFR GLOBAL ASSET ALLOCATION SERIES (CLASS A)

                                                     FISCAL PERIOD ENDED
                                                          DECEMBER 31
                                                  ----------------------------
                                                  1998(c)(e)     1997(b)(c)(e)
                                                  ----------     -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ...........   $     9.82     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................         0.43              0.14
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         1.62             (0.24)
                                                  ----------     -------------
Total from Investment Operations ..............         2.05             (0.10)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ........        (0.35)            (0.08)
Distributions (from Capital Gains) ............        (0.01)             --
                                                  ----------     -------------
  Total Distributions .........................        (0.36)            (0.08)
                                                  ----------     -------------
NET ASSET VALUE END OF PERIOD .................   $    11.51     $        9.82
                                                  ==========     =============
TOTAL RETURN (a) ..............................         20.9%             (1.0%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ..........   $    1,591     $         567
Ratio of Expenses to Average Net Assets .......         1.46%             1.85%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ........................         3.22%             2.24%
Portfolio Turnover Rate .......................           25%               28%

MFR GLOBAL ASSET ALLOCATION SERIES (CLASS B)

                                                     FISCAL PERIOD ENDED
                                                          DECEMBER 31
                                                  ----------------------------
                                                  1998(c)(e)     1997(b)(c)(e)
                                                  ----------     -------------
PER SHARE DATA:
NET ASSET VALUE BEGINNING OF PERIOD ...........   $     9.82     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .........................         0.26              0.09
Net Gain (Loss) on Securities
 (realized and unrealized) ....................         1.56             (0.24)
                                                  ----------     -------------
Total from Investment Operations ..............         1.82             (0.15)

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ........        (0.23)            (0.03)
Distributions (from Capital Gains) ............        (0.01)             --
                                                  ----------     -------------
  Total Distributions .........................        (0.24)            (0.03)
                                                  ----------     -------------
NET ASSET VALUE END OF PERIOD .................   $    11.40     $        9.82
                                                  ==========     =============
TOTAL RETURN (a) ..............................         18.6%             (1.5%)

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ..........   $      802     $         513
Ratio of Expenses to Average Net Assets .......         2.75%             2.72%
Ratio of Net Investment Income (Loss)
  to Average Net Assets .......................         1.72%             1.40%
Portfolio Turnover Rate .......................           25%               28%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MFR GLOBAL HIGH YIELD SERIES (CLASS A)

                                                        FISCAL PERIOD ENDED DECEMBER 31
                                           ----------------------------------------------------------
PER SHARE DATA: ........................   1998(c)(e)     1997(c)(e)     1996(c)(e)     1995(c)(d)(e)
                                           ----------     ----------     ----------     -------------
NET ASSET VALUE BEGINNING OF PERIOD ....   $     9.94     $    10.36     $    10.15     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................         1.05           0.88           1.06              0.63
Net Gain (Loss) on Securities
 (realized and unrealized) .............        (0.42)         (0.42)           .06              0.09
                                           ----------     ----------     ----------     -------------
Total from Investment Operations .......         0.63           0.46           1.12              0.72

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) .        (1.03)         (0.63)         (0.69)            (0.55)
Distributions (from Capital Gains) .....        (0.42)         (0.25)         (0.22)            (0.02)
                                           ----------     ----------     ----------     -------------
Total Distributions ....................        (1.45)         (0.88)         (0.91)            (0.57)
                                           ----------     ----------     ----------     -------------
NET ASSET VALUE END OF PERIOD ..........   $     9.12     $     9.94     $    10.36     $       10.15
                                           ==========     ==========     ==========     =============
TOTAL RETURN (a) .......................          6.8%           4.6%          11.6%              7.3%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ...   $    2,629     $    4,647     $    3,507     $       2,968
Ratio of Expenses to Average Net Assets          1.56%          1.76%          1.98%             2.00%
Ratio of Net Investment Income (Loss) to
 Average Net Assets ....................        10.29%          8.77%         10.39%            11.04%
Portfolio Turnover Rate ................           57%            88%            96%              127%

MFR GLOBAL HIGH YIELD SERIES (CLASS B)

                                                       FISCAL PERIOD ENDED DECEMBER 31
                                          ----------------------------------------------------------
PER SHARE DATA: .......................   1998(c)(e)     1997(c)(e)     1996(c)(e)     1995(c)(d)(e)
                                          ----------     ----------     ----------     -------------
NET ASSET VALUE BEGINNING OF PERIOD ...   $     9.98     $    10.41     $    10.17     $       10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .................         0.87           0.85           0.98              0.56
Net Gain (Loss) on Securities
 (realized and unrealized) ............        (0.36)         (0.49)          0.06              0.12
                                          ----------     ----------     ----------     -------------
Total from Investment Operations ......         0.51           0.36           1.04              0.68

LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)         (0.72)         (0.54)         (0.57)            (0.49)
Distributions (from Capital Gains) ....        (0.42)         (0.25)         (0.23)            (0.02)
                                          ----------     ----------     ----------     -------------
Total Distributions ...................        (1.14)         (0.79)         (0.80)            (0.51)
                                          ----------     ----------     ----------     -------------
NET ASSET VALUE END OF PERIOD .........   $     9.35     $     9.98     $    10.41     $       10.17
                                          ==========     ==========     ==========     =============
TOTAL RETURN (a) ......................          5.4%           3.6%          10.7%              6.9%

RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (thousands) ..   $    1,699     $    1,618     $    1,541     $       1,440
Ratio of Expenses to Average Net Assets         2.75%          2.51%          2.75%             2.75%
Ratio of Net Investment Income (Loss)
 to Average Net Assets ................         8.90%          8.02%          9.64%            10.24%
Portfolio Turnover Rate ...............           57%            88%            96%              127%

                             SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.

(b) MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series were initially capitalized on May 19, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                1995    1996    1997    1998
                                                ----    ----    ----    ----
     MFR Emerging Markets Total    Class A        -       -     5.88%   5.66%
         Return Series             Class B        -       -     6.60%   6.52%

     MFR Global Asset Allocation   Class A        -       -     5.67%   3.97%
         Series                    Class B        -       -     6.54%   5.24%

     MFR Global High Yield         Class A      2.42%   2.73%   2.51%   2.53%
         Series                    Class B      3.93%   3.75%   3.25%   3.72%

(d) MFR Global High Yield Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized except for total return.

(e) Net investment income per share has been calculated using the weighted monthly average numbers of capital shares outstanding.

                             SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

   MFR Emerging Markets Total Return Series, MFR Global Asset Allocation Series, and MFR Global High Yield Series (the Series) are diversified series of Security Income Fund, an open-end investment management company registered under the Investment Company Act of 1940, as amended. Each Series is accounted for separately and general expenses are allocated to each Series based on the net asset value of each Series. The following is a summary of the significant accounting policies followed by the Series in the preparation of their financial statements.

A. SECURITY VALUATION - Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.

   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency, involve settlement and pay interest in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Series. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Series' are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The Series isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the exchange rates which effect the value of portfolio securities and other assets and liabilities at the end of the reporting period.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Series may enter into forward foreign currency exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

D. OPTIONS - The Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

DECEMBER 31, 1998

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts on debt securities are amortized.

F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

G. TAXES - The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state tax is required.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.


2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Management fees are payable to MFR Advisors, Inc. (MFR) under investment advisory contracts at an annual rate of .75 of 1% of the average net assets for MFR Global High Yield Series and 1% of the average net assets for MFR Emerging Markets Total Return Series and MFR Global Asset Allocation Series. MFR is waiving all of the management fees for the Series until December 31, 1998. In addition, for the year ended December 31, 1998, MFR agreed to limit the total expenses of each Series to an annual rate of 2.0% of the average daily net asset value of Class A shares and 2.75% of the average daily net asset value of the Class B shares.

   As compensation for the services provided to the MFR Global Asset Allocation Series, MFR pays each of Lexington Management Corporation (Lexington) and Security Management Company, LLC (SMC), as Sub-Advisors, on an annual basis, a fee equal to .20 percent and .15 percent, respectively, of the average daily net assets of the Series. With respect to the MFR Global High Yield Series and MFR Emerging Markets Total Return Series, MFR pays Lexington, as Sub-Advisor, on an annual basis, a fee equal to .20 percent of the average daily net assets of each Series. Fees paid to the Sub-Advisors are calculated daily and payable monthly.

   The Series have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Series. SMC is paid an annual fixed charge per account and a shareholder and dividend transaction fee.

   As the administrative agent for the Series, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Series. For this service, SMC receives on an annual basis .045 percent of the average daily net assets of the Series, plus an annual fee equal to the greater of .10 percent of the average daily net assets of each Series, calculated daily and payable monthly, or (i) $30,000 in the year ended May 31, 1998; (ii) $45,000 in the year ended May 31, 1999; or (iii) $60,000 thereafter, for the MFR Global Asset Allocation Series and the MFR Emerging Markets Total Return Series. For the MFR Global High Yield Series, this fee is equal to .10 percent of the average daily net assets or $60,000 annually. For the year ended December 31, 1998, SMC has agreed to limit these fees to $15,000 for the MFR Emerging Markets Total Return Series and the MFR Global Asset Allocation Series; and $45,000 for the MFR Global High Yield Series.

   The Series have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares incur 12b-1 fees at an annual rate of .25% of the average net assets of each Series.

   Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Group, Inc., is national distributor for the Series. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the year ended December 31, 1998, in the amounts presented below:

                                                   MFR          MFR        MFR
                                                Emerging      Global      Global
                                                 Markets       Asset       High
                                              Total Return   Allocation   Yield
                                                 Series        Series     Series
                                              ------------   ----------   ------
SDI underwriting (Class A) ................   $        407   $    1,149   $  852
CDSC (Class B) ............................            250            0       86
Broker/Dealer (Class A) ...................          2,703        5,126    3,581
Broker/Dealer (Class B) ...................          2,291        7,285    1,266

   Certain officers and directors of the Series are also officers and/or directors of MFR Advisors, Inc. and Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

DECEMBER 31, 1998

3. INVESTMENT TRANSACTIONS

   Investment transactions for the year ended December 31, 1998, (excluding overnight investments and short-term debt securities) were as follows:

                                               MFR          MFR         MFR
                                             Emerging      Global       Global
                                             Markets       Asset        High
                                          Total Return   Allocation     Yield
                                             Series        Series       Series
                                          ------------   ----------   ----------
Purchases .............................   $  1,014,648   $1,425,193   $2,678,945
Proceeds from Sales ...................        631,509      368,139    4,177,329

4. FEDERAL INCOME TAX MATTERS

   The amounts of unrealized appreciation (depreciation) as of December 31, 1998, were as follows:

                                             MFR           MFR           MFR
                                          Emerging        Global        Global
                                           Markets        Asset          High
                                        Total Return    Allocation      Yield
                                           Series         Series       Series
                                        ------------    ----------    ---------
Gross Unrealized Appreciation .......   $    183,407    $  379,986    $  72,960
Gross Unrealized Depreciation .......       (240,097)     (123,715)    (452,675)
                                        ------------    ----------    ---------
Net Unrealized Appreciation
 (Depreciation) .....................   $    (56,690)   $  256,271    $(379,715)
                                        ============    ==========    =========

5. FORWARD FOREIGN EXCHANGE CONTRACT

   At December 31, 1998, the following Series had open forward foreign exchange contract to sell currency:

                                             Foreign            Amount       U.S. $ Value
                            Settlement       Currency       to be received      as of       Unrealized
Currency             Type      Date      to be delivered       in U.S. $       12-31-98    Depreciation
--------             ----   ----------   ---------------    --------------   ------------  ------------
MFR GLOBAL
  ASSET ALLOCATION
  SERIES
Japanese Yen.......  Sell    1/11/99          10,000,000    $       84,026   $     88,541  $     (4,515)
                                                                                           ============

6. TRANSACTIONS IN WRITTEN CALL OPTIONS

   Transactions in written covered call options were as follows:

                    MFR EMERGING MARKETS TOTAL RETURN SERIES
                    ----------------------------------------
                                                                 Number of
                                              Premiums           Contracts
                                              ---------          ---------
   Balance at Dec. 31, 1997 .........         $    --                 --
   Options written ..................             4,609            507,018
   Exercised ........................            (1,694)          (157,013)
   Expirations ......................            (2,915)          (350,005)
                                              ---------          ---------
   Balance at Dec. 31, 1998 .........         $    --                 --
                                              =========          =========

                       MFR GLOBAL ASSET ALLOCATION SERIES
                       ----------------------------------
                                                                 Number of
                                              Premiums           Contracts
                                              ---------          ---------
   Balance at Dec. 31, 1997 .........         $    --                 --
   Options written ..................             4,525            551,301
   Exercised ........................            (1,777)          (100,476)
   Expirations ......................            (2,748)          (450,825)
                                              ---------          ---------
   Balance at Dec. 31, 1998 .........         $    --                 --
                                              =========          =========

                          MFR GLOBAL HIGH YIELD SERIES
                          ----------------------------
                                                                  Number of
                                               Premiums           Contracts
                                              ----------          ----------
   Balance at Dec. 31, 1997 .........         $   12,062             570,130
   Options written ..................             32,871           3,273,300
   Exercised ........................            (22,165)         (1,783,247)
   Expirations ......................            (22,768)         (2,060,183)
                                              ----------          ----------
   Balance at Dec. 31, 1998 .........         $     --                  --
                                               ==========          ==========

REPORT OF INDEPENDANT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SECURITY INCOME FUND

   We have audited the accompanying balance sheets, including the schedule of investments, of the following series of Security Income Fund: MFR Global High Yield, MFR Emerging Markets Total Return and MFR Global Asset Allocation Series (the Funds) as of December 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series of Security Income Fund indicated above at December 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

Kansas City, Missouri
February 5, 1999

MFR Funds

        o   Emerging Markets Total Return Series


        o   Global Asset Allocation Series


        o   Global High Yield Series


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.



SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
Maria Fiorini Ramirez (Income Fund only)
James R. Schmank

OFFICERS

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT
Mark E. Young, VICE PRESIDENT
Steven M. Bowser, VICE PRESIDENT, INCOME FUND
Michael A. Petersen, VICE PRESIDENT, INCOME FUND
Thomas A. Swank, VICE PRESIDENT, INCOME FUND
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Harwood, TREASURER

[SECURITY DISTRIBUTORS LOGO]
     SECURITY DISTRIBUTORS, INC.
     A Member of The Security Benefit
     Group of Companies

     700 SW Harrison St.
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     (800) 643-8188